LiveWell Freedom Variable Annuity Prospectus

May 1, 2018

An Individual Flexible Premium Deferred Variable Annuity

issued by: Midland National Life Insurance Company

through the Midland National Life Separate Account C

This prospectus describes what you should know before purchasing the LiveWell Freedom Variable Annuity Contract.  Please read this prospectus carefully and keep it for future reference.

The LiveWell Freedom Variable Annuity (the “Contract”) is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. Due to the Contract’s Guaranteed Lifetime Withdrawal Benefit (“GLWB”), the Contract is designed for an owner to take periodic withdrawals for life. However, it may not be appropriate if you are interested only in maximizing long-term accumulation. The minimum initial premium for a Contract is $50,000.  You may make additional payments of $1,000 or more only in the first Contract year.

The investment options available under your Contract are listed below.  No one insures or guarantees any of these investments.  Separate prospectuses describe the investment objectives, policies and risks of each investment option. The investment options available under the Contract have been chosen to align the GLWB benefit and the expected accumulation value investment performance to manage the risk to us and reduce the probability that we will have to pay GLWB benefits out of our general account.

Replacing an existing annuity with the Contract may not be of financial benefit to you.  Your existing annuity may be subject to fees or penalties on surrender.  Compare the fees, charges, coverage provisions and limitations, if any, of your existing contract with those of the Contract described in this prospectus.

The Contract includes a Guaranteed Lifetime Withdrawal Benefit (“GLWB”) that guarantees, under certain circumstances, that you can withdraw the lifetime payment amount each Contract year for as long as the covered person lives, regardless of investment performance and even if the Contract’s accumulation value reaches zero. In certain circumstances, partial withdrawals during a Contract year in excess of the lifetime payment amount will negatively impact the lifetime payment amount and the GLWB value. Partial withdrawals taken prior to the freedom date, while the accumulation value is greater than zero, will reduce the Contract’s accumulation value. Partial withdrawals are taken out of your accumulation value until the earlier of the accumulation value reaching zero or the freedom date, while the covered person lives. The probability of outliving your accumulation value and receiving the lifetime payment amount that we pay from our general account may be minimal. There is a charge for the GLWB benefit.

This Contract may be unsuitable if you intend to annuitize the Contract prior to the freedom date.

We pay compensation to broker/dealers whose registered representatives sell the Contract.  See “Distribution of the Contracts” for additional information about the compensation we pay.

A Statement of Additional Information (“SAI”) about the Contract and the Midland National Life Separate Account C, dated May 1, 2018 has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is available free of charge by accessing the SEC’s Internet website (www.sec.gov) or upon request, free of charge, by writing to us at our Customer Service Center, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547 or by calling our Customer Service Center toll-free (866) 747-3421.  The table of contents of the SAI is included at the end of this prospectus and is incorporated herein by reference.  The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

You may allocate your premiums to the Separate Account investment options (see Definitions) that invest in a specified mutual fund (“portfolio”).  The investment options invest in the following series, funds or trusts:

• American Funds Insurance Series®	• Legg Mason Partners Variable Income Trust
• BlackRock Variable Series Funds, Inc.	• MFS Variable Insurance Trust II
• Deutsche Variable Insurance Portfolios	• Oppenheimer Variable Account Funds
• Janus Aspen Series	• PIMCO Variable Insurance Trust

Your accumulation value in the investment options will increase or decrease based on the investment performance of the investment options.  You bear this risk.  No one insures or guarantees any of these investments.  Separate prospectuses  (or summary prospectuses) describe the investment objectives, policies, risks, and expenses of the portfolios.  Because of the GLWB feature, the investment options available under this Contract are more limited than the investment options available under many other variable annuity contracts, and you must allocate between 60% and 80% of your accumulation value to equity investment options.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACT DESCRIBED IN THIS PROSPECTUS IS NOT A BANK DEPOSIT, NOT AN OBLIGATION OF A BANK, AND IS NOT GUARANTEED BY A BANK.  THIS CONTRACT IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. THE CONTRACT INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

The Separate Account investment options currently available under your Contract are listed below:

Bond
1. BlackRock Total Return V.I. Fund Class III
2. Janus Henderson Flexible Bond Portfolio Service Shares
3. MFS VIT II Corporate Bond Portfolio Service Class
4. PIMCO VIT Total Return Portfolio Advisor Class
5. Western Asset Variable Core Bond Plus Portfolio Class II

Equity
6. American Funds IS Blue Chip Income and Growth Fund Class 4
7. BlackRock Large Cap Focus Growth V.I. Fund Class III
8. BlackRock S&P 500 V.I. Fund Class III
9. Deutsche Equity 500 Index VIP-B
10. Oppenheimer Main Street Fund/VA Service Class

There is a restriction of a maximum of 80% equity allocation and a minimum of 60% equity allocation.  There is also a requirement of rebalancing to the Contract owner’s specified asset allocation within these limits on each Contract quarter end.  Dollar Cost Averaging (DCA) is not available.

You can choose any combination of available funds as long as the equity allocation from 60% to 80% is maintained.

These investment options are open to new premiums and investment transfers.  More information  can be found in the appendices. “APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS” highlights each investment option’s investment objectives and adviser.

If you have received a summary prospectus for any of the mutual fund portfolios available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information, shown on the front of the portfolio’s summary prospectus.

Table of Contents

DEFINITIONS

SUMMARY

Features of LiveWell Freedom Variable Annuity

Your “Free Look” Right

Your Accumulation Value

Flexible Premium Payments

Investment Choices

Transfers

Frequent or Disruptive Transfers

Surrenders and Partial Withdrawals

Annuitization

Administrative Procedures

Risk of Increases in the GLWB Charge

Death Benefit

Fees and Expenses

Contract Owner Transaction Expenses

Periodic Charges Other Than Portfolio Expenses

Range of Annual Operating Expenses for the Portfolios1

Expense Examples

Financial Information

Charges and Fees

Surrender Charge

Mortality and Expense Risk Charge

Asset Based Administration Charge

Guaranteed Lifetime Withdrawal Benefit Charge

Transfer Charge

State Premium Taxes

Mutual Fund Fees and Expenses

ADDITIONAL INFORMATION ABOUT LIVEWELL FREEDOM VARIABLE ANNUITY

Suitability of the Contract

Other Products

Inquiries and Correspondence

Electronic Account Information

State Variations

Our Separate Account C and Its Investment Options

Amounts in Our Separate Account

We Own the Assets of Our Separate Account

Our Right to Change How We Operate Our Separate Account

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

Free Look

Tax-Free “Section 1035” Exchanges

Premium Payments

Allocation of Premium Payments

Asset Allocation

Changing Your Premium Allocation Percentages

Your Accumulation Value

Transfers of Accumulation Value

Surrenders and Partial Withdrawals

Systematic Withdrawals

Portfolio Rebalancing

Guaranteed Lifetime Withdrawal Benefit (GLWB)

Lifetime Payment Percentage

GLWB Charge

Investment Limitations and Restrictions

IRS Required Minimum Distributions

GLWB Roll-Up

Effects of Partial Withdrawals (including Lifetime Payment Amounts) on the GLWB

Effect of Full Surrender on the GLWB Value

Effects of Depletion of Accumulation Value on the GLWB

Potential Tax Consequences of Payments Made After the Freedom Date

GLWB Freedom Date

Other GLWB Matters

Contract Termination

Maturity Date/Annuity date

Electing an Annuity Payment Option

Fixed Payment Options

Payment Options

Death Benefit

CHARGES, FEES AND DEDUCTIONS

Mortality and Expense Risk Charge

Asset Based Administration Charge

GUARANTEED LIFETIME WITHDRAWAL BENEFIT CHARGE

Transfer Charge

Charges in the Portfolios

State Premium Taxes

Other Taxes

Surrender Charge

Free Withdrawal Amount

FEDERAL TAX STATUS

Introduction

Annuity Contracts in General

Qualified and Non-Qualified Contracts

Minimum Distribution Rules and Eligible Rollover Distributions

Diversification and Distribution Requirements

Owner Control

Surrenders and Partial Withdrawals

Multiple Contracts

Withholding

Annuity Payments

Partial Annuitization

Medicare Tax

Definition of Spouse under Federal Law

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

Taxation of Death Benefit Proceeds

Transfers, Assignments or Exchange of Contracts

Possible Tax Law Changes

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Annuity Purchases by Residents of Puerto Rico

Foreign Tax Credits

ADDITIONAL INFORMATION

Transfer Limitations

Midland National Life Insurance Company

Our Financial Condition

Portfolio Voting Rights

How We Determine Your Voting Shares

Voting Privileges of Participants in Other Companies

Our Reports to Owners

Contract Periods, Anniversaries

Dividends

Change of Address Notification

Modification to Your Contract

Your Beneficiary

Assigning Your Contract

When We Pay Proceeds from This Contract

Distribution of the Contracts

Regulation

Cybersecurity Risks

Legal Proceedings

Legal Matters

Financial Statements

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS

Investment Policies of the Portfolios

Availability of the Portfolios

APPENDIX B – STATE VARIATIONS

APPENDIX C – GLWB Examples

APPENDIX D – CONDENSED FINANCIAL INFORMATION

DEFINITIONS

For your convenience, below is a glossary of the special terms we use in this prospectus.  These terms are generally in bold face type throughout this document.

Accumulation Unit means the units credited to each investment option in the Separate Account before the annuity date.

Accumulation value means the sum of the amounts you have in the investment option(s) of our Separate Account under your in force Contract.

Annuitant means the person whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The annuitant may not be changed during the annuitant’s lifetime.

Annuitization means an election of an annuity payment option.

Annuity Date means the date an annuity payment option has been elected and we have issued a supplementary contract. In no event can this date be earlier than the second Contract anniversary, or no later than the maturity date.

Annuitize means an election to receive regular annuity payments from your Contract under one of the annuity payment options.  An election to annuitize your Contract may be irrevocable.  If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available.

Beneficiary means the person or persons to whom the Contract’s death benefit will be paid in the event of the death of the owner.

Business Day means any day the New York Stock Exchange is open for regular trading.  Our business day ends when the New York Stock Exchange closes for regular trading generally 3:00 p.m. Central Time.

Contract Anniversary means the same date in each Contract year as the issue date.

Contract Month means a month that starts on the same date as the issue date in each month.  For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month.  For example, assume a Contract is issued on January 31st; subsequent Contract months will begin on the first day of each month (March 1, March 31, May 1, May 31, etc.).

Contract Quarter means a three-month period that starts on the same date as the issue date in each three-month period.  For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month.  For example, assume a Contract is issued on January 31st; Contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31).

Contract Year means a year that starts on the issue date or on each Contract anniversary thereafter.

Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries to P.O. Box 758547 Topeka, Kansas, 66675-8547 or via fax (866) 511-7038. The toll free telephone number is (866) 747-3421. Please note: Premium payments must be sent to P.O. Box 758546, Topeka, Kansas, 66675-8546. The overnight mailing address is Midland National Customer Service Center, Mail Zone 547, 5801 SW 6th Avenue, Topeka, Kansas 66636-1001. This should only be used for mail delivered via a courier.

Death Benefit means the amount that we will pay to the beneficiary in the event of the death of the owner if the Contract is still in force.  The amount of the death benefit will be the accumulation value on the business day that our Customer Service Center receives the required documentation in good order.

Freedom Date means the date your accumulation value is no longer reduced for lifetime payment amounts, the GLWB charge is no longer assessed against the investment options and you have full access to the accumulation value without affecting the lifetime payment amount.

Gain means the difference, if any, between your accumulation value and the total premiums received less any reduction for partial withdrawals on a dollar for dollar basis.

GLWB Charge means the quarterly charge that is assessed to your accumulation value. The charge is calculated as a percentage of your GLWB value. The GLWB charge at Contract issue is not guaranteed for the life of the contract.  The Company may change the GLWB charge on any contract anniversary with at least 30 days written notice, prior to the GLWB charge increase, to the Contract owner.

GLWB Covered Person means the owner of the Contract and the individual upon whose life the GLWB lifetime payments are measured. In the case of joint owners, the GLWB covered person is the younger of the joint owners. Joint covered persons must be spouses. If the owner is a non-natural entity, then the annuitant is the GLWB covered person.

GLWB Value means the total premiums payments received increased each year by the GLWB roll-up credit, adjusted for partial withdrawals. The GLWB value is not the same as, or part of, the accumulation value; the GLWB value is not available for full or partial surrenders or annuitization.  It is only used in the calculation of the lifetime payment amount and the GLWB charge.

Good Order means all of the information necessary to process a transaction, as we determine in our discretion.  Transaction requests will generally be processed on the business day they are received at the Customer Service Center as long as the request is in good order. For more detailed information see “Administrative Procedures” on page 10.

Investment Option means an option or division of our Separate Account which invests exclusively in one share class of one investment portfolio of a Trust or Fund.

Issue Age means the age of the owner on the last birthday before the issue date.

Issue Date means the date the Contract goes into effect and from which Contract anniversaries, Contract months, Contract quarters, and Contract years are determined.

Lifetime Payment Amount (LPA) means the amount available under the GLWB benefit set at the time of the first partial withdrawal in the Contract.  The lifetime payment amount is the greater of (a) the GLWB value times the lifetime payment percentage applicable at the time of the first partial withdrawal in the Contract, or (b) the IRS required minimum distribution (RMD).  The lifetime payment amount is guaranteed to be available each Contract year during the life of the GLWB covered person while the Contract is in effect, provided total partial withdrawals in the Contract year follow the terms of the GLWB.  The lifetime payment amount is not subject to any surrender charge. The lifetime payment amount includes, but is not in addition to any penalty-free partial withdrawal amount.

Lifetime Payment Percentage (LPP) means the applicable lifetime payment percentage (individual or joint GLWB covered person) used in the calculation of the lifetime payment amount.

Maturity Date means the latest possible date, specified in your Contract, on which annuity payments must begin or the Contract surrendered.  The maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday.

Maximum GLWB Value means 200% of the total premium deposited. The GLWB roll-up ends when the GLWB value reaches the maximum GLWB value.

Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract.

Payee means the person who is entitled to receive annuity payments after annuitization.  On or after the annuity date, the owner will be the payee.  The beneficiary is the payee of the proceeds at the death of the Owner, if the date of death is prior to the annuity date.

Principal Office means Midland National Life Insurance Company’s principal place of business located at 4350 Westown Parkway, West Des Moines, IA  50266.  Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to our Customer Service Center.

Proof of Death means a certified copy of the death certificate or any other proof satisfactory to us.

Remaining Premium means the premium payments made to the Contract less all withdrawals (total gross partial withdrawal(s), which includes any surrender charges). .

Separate Account means the Midland National Life Separate Account C which receives and invests your premiums under the Contract.  Our Separate Account is divided into investment options.

Surrender Value means the Separate Account accumulation value on the date of surrender less any applicable surrender charge and any state premium tax, if applicable.

Valuation Period means the time beginning at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central Time) on one business day and ending at the close of regular trading on the New York Stock Exchange on the next business day.  Midland National reserves the right to revise the definition of valuation period as needed in accordance with applicable federal securities laws and regulations.

Written Notice means a notice or request submitted in a written form satisfactory to us, that is signed by the owner and received by us at our Customer Service Center in good order at P.O. Box 758547, Topeka, Kansas 66675-8547 or via fax (866) 511-7038. The overnight mailing address is Midland National Customer Service Center, Mail Zone 547, 5801 SW 6th Avenue, Topeka, Kansas 66636-1001.

SUMMARY

In this prospectus “we,” “our,” “us,” “Midland National,” and “Company” mean Midland National Life Insurance Company.  “you” and “your” mean the owner of the Contract.  We refer to the person who is covered by the Contract as the “annuitant,” because the annuitant and the owner might not be the same.

This summary provides only a brief overview of the more important features of the Contract. The detailed information appearing later in this prospectus further explains the following summary.  Please read this entire prospectus, your Contract and the SAI for more detailed information.  The prospectus discloses all material features and benefits of the Contract. Unless otherwise indicated, the description of the Contract in this prospectus assumes that the Contract is in force.

Features of LiveWell Freedom Variable Annuity

The LiveWell Freedom Variable Annuity, a flexible premium deferred variable annuity, described in this prospectus provides for accumulation of assets (the “accumulation value”) and payment of annuity payments.  The Contract is designed to aid individuals in long-term planning for retirement or other long-term purposes. Due to the Contract’s Guaranteed Lifetime Withdrawal Benefit (“GLWB”), the Contract is designed for an owner to make periodic withdrawals for life. However. it may not be appropriate if you are only interested in maximizing long-term accumulation.

The Contract is available for situations that do not qualify for the special federal tax advantages available under the Internal Revenue Code (“Non-Qualified Contract”) and for retirement plans which do qualify for those tax advantages (“Qualified Contract”).  This Contract does not offer any additional tax benefits when purchased under a qualified plan.  See “Suitability of the Contract” on page 14 for more detailed information.

Replacing an existing annuity with the Contract may not be of financial benefit to you.  Your existing annuity may be subject to fees or penalties on surrender.  Compare the fees, charges, coverage provisions and limitations, if any, of your existing annuity with those of the Contract described in this prospectus before replacing an existing annuity.

This Contract is designed for people seeking to make periodic withdrawals. You should not buy this Contract:

•         if you are looking for a short-term investment;

•         if you cannot risk getting back less money than you put in;

•         if you do not intend to take withdrawals prior to annuitization;

•         if you plan to annuitize prior to the freedom date; or

•         if you intend to take withdrawals that exceed the lifetime payment amount.

A significant feature of the Contract is the Guaranteed Lifetime Withdrawal Benefit (GLWB).  The GLWB guarantees, under certain circumstances, that you can withdraw the lifetime payment amount each Contract year for as long as the GLWB covered person lives, regardless of investment performance and even if the Contract’s accumulation value has gone to zero.   There is a charge for this benefit.  You should make sure that you understand the benefits and limitations of the GLWB and that it is appropriate for your needs.

In certain circumstances, partial withdrawals during a Contract year in excess of the lifetime payment amount will negatively impact the lifetime payment amount and the GLWB value. Partial withdrawals taken prior to the freedom date, while the accumulation value is greater than zero, will reduce the Contract’s accumulation value.  Withdrawals are taken out of your accumulation value until the earlier of the accumulation value reaching zero or the freedom date, while the covered person lives, so the chance we make the lifetime payment amount from our general account may be minimal.

Your “Free Look” Right

You can examine the Contract and return it to us for any reason within ten (10) days after you receive it for a refund of the accumulation value (which may be more or less than the premium payments you paid), or if greater and required by your state, the original amount of your premium payment.  Longer free look periods apply in some states and in certain situations.  See “Free Look” on page 18 for more details.

Your Accumulation Value

Your accumulation value depends on:

•         the amount and frequency of premium payments,

•         the selected investment options’ investment experience,

•         partial withdrawals, and

•         charges and deductions.

You bear the investment risk under the Contract.  There is no minimum guaranteed accumulation value and you could lose accumulation value invested in this Contract.

Flexible Premium Payments

You may pay premiums only in the first Contract year, and in whatever amount you want, within certain limits and subject to our ability to refuse any premiums.  The minimum initial premium for a Contract is $50,000.  You may make additional payments of $1,000 or more only in the first Contract year. You may not be able to increase the accumulation value as quickly as other contracts since you can only make payments in the first Contract year.

Unless you receive approval from us, the maximum amount of premium you can pay into this Contract is $2,000,000.  Also, an initial or additional premium that would cause the contract value of all annuities that you maintain with Midland National to exceed $5,000,000 requires our prior approval.  This limit is calculated for each annuitant or owner and is based on all active annuity contracts. This Contract does not offer dollar cost averaging.

Investment Choices

You allocate your accumulation value to the investment options of our Separate Account available under this Contract.  Because of the GLWB benefit feature, there are a limited number of investment options available,  and you must allocate between 60% and 80% of your accumulation value to equity investment options and the remainder to bond investment options.

For a full description of the investment options, see the portfolios’ prospectuses or summary prospectuses, which accompany this prospectus.  See “APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS” on page 47 for more information.

Each investment option pays a different investment management or advisory fee and has different operating expenses.  More detail concerning each investment options’ fees and expenses is contained in the prospectus provided by the fund company.

We allocate your premiums and investment allocations to the investment options you choose.  The value of your Contract will fluctuate daily during the accumulation period depending on the investment options you have chosen; you bear the investment risk.

Transfers

We currently do not charge for transfers between investment options, but reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with automatic rebalancing programs. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law or pursuant to our agreements with the underlying portfolios.  We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner we deem appropriate for some, all, or specific Contract owners.  See “Transfer Limitations” on page 38 for more information. Your ability to make transaction requests may be limited as to the time, frequency and dollar amount when using a third-party investment adviser.

Frequent or Disruptive Transfers

Frequent, large, programmed, or short-term transfers among the investment options can cause risks with adverse effects for other Contract owners (and beneficiaries and portfolios).  These risks and harmful effects include:

•         dilution of the interests of long-term investors in an investment option if transfers into the option are made at unit values that are priced below the true value or transfers out of the investment option are made at unit values priced higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•         an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and

•         increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment options of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Individuals or organizations that use market-timing strategies and make frequent transfers should not purchase the Contract.

Surrenders and Partial Withdrawals

You may generally withdraw all or part of your surrender value at any time, before annuity payments begin.  Withdrawals, also known as partial withdrawals, will reduce your accumulation value which will affect the death benefit on this Contract.  See “Surrenders and Partial Withdrawals” on page 20 for more information.  The amount you request (plus any surrender charge, if applicable) will be deducted from your accumulation value. You may take a surrender in a lump sum or choose to elect an income through annuitization that will continue as long as you live or for some other period you elect.

A surrender charge of up to 8% will be assessed against each premium payment withdrawn for the first seven years after the premium payment was paid for partial withdrawals, surrenders and annuitization in excess of the free withdrawal amount. See “Free Withdrawal Amount” on page 33 for more information. Partial withdrawals in excess of the lifetime payment amount may negatively impact the GLWB benefit.

You may also elect a systematic withdrawal option.  See “Systematic Withdrawals” on page 21.

A partial withdrawal or surrender (including withdrawals to pay third-party investment advisers) may have negative tax consequences, including a 10% tax penalty on certain surrenders prior to age 59 ½.  Under Non-Qualified Contracts, gain, if any, is withdrawn first for tax purposes and is taxed as ordinary income.  See “FEDERAL TAX STATUS” on page 34.

Annuitization

Although the Contract is intended primarily for taking lifetime withdrawals of the lifetime payment amount under the GLWB benefit, you also have the option of annuitizing the contract and receiving fixed payments for life (single or joint) and/or for a guaranteed period. If you annuitize prior to the freedom date you will forgo the GLWB benefit. After the freedom date you may receive the LPA and accumulation value. See “Electing an Annuity Payment Option” on page 28.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone, or other approved electronic means at our Customer Service Center, subject to our administrative procedures, which vary depending on the type of service requested and may require proper completion of certain forms, providing appropriate identifying information and/or other administrative requirements.  We will process your request at the accumulation unit value next determined after you have met all administrative requirements in good order.

Good order means that all of the information necessary to process a transaction is provided. This includes any required forms are completely and accurately filled out and that we have all the signatures and other information we require, including written notice and proper notification, as we determine in our discretion. To the extent applicable, this information and documentation generally includes your completed application or service form, the Contract number, the transaction amount (in dollars or percentages as applicable), the full names of and allocations to and/or from the investment options affected by the requested transaction, the signatures of all Contract owners, exactly as registered on the Contract, social security number or taxpayer I.D. and any other information or supporting documentation that we may require.  Please sign and date all of your requests. With respect to premium payments, good order also generally includes receipt of sufficient funds by us to effect the purchase.  We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

For transactions submitted by telephone, facsimile or internet, the transaction must be completed in good order prior to the close of regular trading of the New York Stock Exchange, generally 3:00 p.m. Central Time.

Risk of Increases in the GLWB Charge

The GLWB charge is at a level below the guaranteed maximum level. We may increase this charge up to the guaranteed maximum level for both in-force and newly issued contracts.

Death Benefit

The LiveWell Freedom Variable Annuity Contract pays a death benefit when the owner dies before the annuity date, if the Contract is still in force.  The death benefit prior to the annuity date is equal to the accumulation value less any state premium tax.

If the owner dies on or after the annuity date, then any remaining guaranteed amounts, other than the amount payable to, or for the benefit of, the owner’s surviving spouse, must be paid at least as rapidly as the benefits were being paid at the time of the owner’s death.  Other rules relating to distributions at death apply to Qualified Contracts.  State premium taxes may also be deducted from all death benefit proceeds. See “Death Benefit” on page 30 for more information.

Fees and Expenses

The following tables list the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Contract Owner Transaction Expenses

The first set of tables list the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer accumulation value between investment options.  State premium taxes may also be deducted.

Contract Owner Transaction Expenses	Charge
Sales Load Imposed on Premiums	None
Maximum Surrender Charge (as a percentage of premiums withdrawn)	8.0%
State Premium Tax[1]	0% to 3.5%
Transfer Charge (if applicable)[2]	$15

1State premium tax is based on current resident state and varies by state.  If applicable in your state, it is generally payable upon full surrender, death, maturity or annuitization.

2We reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. Currently no transfer charge is imposed.

Periodic Charges Other Than Portfolio Expenses

The next tables list the fees and expenses that you may pay periodically during the time that you own the Contract, not including portfolio company fees and expenses.

Separate Account Annual Expenses		Charge
Mortality & Expense Risk Charge[1] (as a percentage of accumulation value)		0.90%
Asset Based Administration Charge[1] (as a percentage of accumulation value)		0.35%

Total Separate Account Annual Expenses		1.25%

Quarterly Charges:	Guaranteed Maximum	Current Charge
Guaranteed Lifetime Withdrawal Benefit (GLWB)[2] Charge (as a percentage of the GLWB Value)	2.50%	1.45%

Note: Once the Contract is issued, the mortality and expense risk charge and asset based administrative charge will not be increased since they are guaranteed for the life of the Contract. However, the charge for the Guaranteed Lifetime Withdrawal Benefit (GLWB) can change after the Contract is issued.

1This charge is deducted daily at the annual rates specified in the table.

2The GLWB charge at contract issue is not guaranteed for the life of the contract.  The GLWB charge is deducted quarterly from your accumulation value at the annual rate specified in the table.  The Company may change the GLWB charge on any contract anniversary with at least 30 days written notice, prior to the GLWB charge increase, to the Contract owner. The GLWB Value is equal to premiums received, increased each year by the GLWB roll-up credit percentage, and adjusted for partial withdrawals.

For information concerning compensation paid for the sale of Contracts, see “Distribution of the Contracts” on page 43.

Range of Annual Operating Expenses for the Portfolios1

The next item shows the lowest and highest total operating expenses charged by the portfolios for the year ended December 31, 2017 (expenses that are deducted from portfolios assets, including management fees, distribution, and/or service (12b-1) fees and other expenses).  Expenses may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolios.

Total Annual Portfolio Operating Expenses	Lowest	Highest
Range of total annual operating expenses before waivers and expense reimbursements	0.69%	1.23%
Range of total annual operating expenses after waivers and expense reimbursements[2]	0.61%	1.10%

1The portfolio expenses used to prepare this table were provided to us by the fund company(ies). We have not independently verified such information. The expenses are those incurred as of the fiscal year ending December 31, 2017. Current or future expenses may be higher or lower than those shown.

2The range of total annual operating expenses after waivers and expense reimbursements reflects only those contractual reimbursements that will remain in effect for at least one year from the effective date of the portfolio’s registration statement.

Expense Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract owner transaction expenses, Separate Account annual expenses, and portfolio operating expenses (for the year ended December 31, 2017).

The 2 examples below assume that you invest $10,000 in the Contract for the time periods indicated.  The Examples also assume that your investment has a 5% return each year.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: The highest charges that can be imposed once the contract is issued (i.e., 1.25% separate account annual expenses); highest portfolio expenses (without waivers of fees or expenses), with the highest Guaranteed Lifetime Withdrawal Benefit (GLWB) charge of 2.50%.

(1)    If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,225	$2,207	$3,183	$5,999

(2)    If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$505	$1,577	$2,733	$5,999

Example 2: This example assumes that the highest charges that can be imposed once the contract is issued (i.e., 1.25% separate account annual expenses), and the lowest level of portfolio expenses (without waiver of fees or expenses), with the current Guaranteed Lifetime Withdrawal Benefit (GLWB) charge of 1.45%.

(1) If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,065	$1,706	$2,316	$4,111

(2) If you do NOT surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$345	$1,076	$1,866	$4,111

The examples do not reflect state premium taxes (which may range up to 3.5%, depending on the jurisdiction).

These examples should not be considered a representation of past or future expenses.  Actual expenses may be greater or lower than those shown.  The assumed 5% annual rate of return is purely hypothetical; past or future returns may be greater or less than the assumed hypothetical return.

Financial Information

Our financial statements and financial statements for the Separate Account are in the SAI.  You may obtain a free copy of the SAI by checking the appropriate box on the application form, calling us toll-free at (866) 747-3421, faxing us at (866) 511-7038, or writing us at our Customer Service Center, Midland National Life Insurance Company,  P.O. Box 758547, Topeka, Kansas 66675-8547.  Condensed Financial Information is in “APPENDIX D – CONDENSED FINANCIAL INFORMATION” on page 56.

Charges and Fees

Surrender Charge

Sales charges are not deducted from premium payments. A surrender charge of up to 8% will be assessed against each premium payment withdrawn for the first seven years when partial withdrawals are taken in excess of the free withdrawal amount. This includes surrenders and partial withdrawals to effect an annuity and systematic withdrawals. The amount of any applicable surrender charge depends on the number of years since each premium payment was paid. See “Surrender Charge” on page  32.

Mortality and Expense Risk Charge

We deduct a 0.90% per annum charge against all accumulation values held in the Separate Account for assuming the mortality and expense risks and other risks under the Contract.  (See “Mortality and Expense Risk Charge” on page 31.)

Asset Based Administration Charge

We deduct an asset based administration charge of 0.35% per annum against all accumulation values held in the Separate Account.    (See “Asset Based Administration Charge” on page 31.)

Guaranteed Lifetime Withdrawal Benefit Charge

We currently deduct a charge of 1.45% per annum of the GLWB Value (deducted quarterly from the accumulation value).  We can increase this charge at our discretion, but it is guaranteed not to exceed 2.50% per annum.

Transfer Charge

There may be a $15 charge for each transfer in excess of 15 in any one Contract year.

State Premium Taxes

We reserve the right to deduct the amount of any state premium taxes levied by a state or any government entity from the surrender value at surrender, maturity or annuitization and from the accumulation value at death.  (See “State Premium Taxes” on page 32).

Mutual Fund Fees and Expenses

Fees and expenses are deducted from the underlying investment options.

ADDITIONAL INFORMATION ABOUT LIVEWELL FREEDOM VARIABLE ANNUITY

Suitability of the Contract

Because of the fees and expenses and possible loss of principal, the Contracts are not appropriate for short-term investment.  In addition, Non-Qualified Contracts may be most appropriate for those who have already made maximum use of other tax favored investment plans such as 401(k) plans.  The tax-deferred feature of the Contract is most favorable to those in high tax brackets.  The tax-deferred feature is not necessary for a tax-qualified plan.  In such instances, purchasers should consider whether other features, such as the Guaranteed Lifetime Withdrawal Benefit (GLWB) and lifetime annuity payments make the Contract appropriate for their purposes.  Before purchasing a Contract for use in a qualified plan, you should obtain competent tax advice both as to the tax treatment of the Contract and the suitability of the investment for your particular situation.

This Contract is designed for people seeking to make periodic withdrawals. You should not buy this Contract:

•         if you are looking for a short-term investment;

•         if you cannot risk getting back less money than you put in;

•         if you do not intend to take withdrawals prior to annuitization;

•         if you plan to annuitize prior to the freedom date; or

•         if you intend to take withdrawals that exceed the lifetime payment amount or required minimum distribution.

This Contract is not designed for resale or speculation, arbitrage, viatical settlements or any type of collective investment scheme.  This Contract may not be traded on any stock exchange or secondary market.  By purchasing this Contract, you represent and warrant that you are not purchasing or intending to use this Contract, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

Other Products

We may offer other variable annuity contracts through our Separate Account that also invest in some of the same portfolios.  These annuity contracts may have different charges and may offer different benefits and more investment options.  We encourage you to carefully consider the costs and benefits of the Contract (especially the GLWB) to ensure that it is consistent with your personal investment goals and needs.  To obtain more information about these annuity contracts, contact your registered representative, or call us at (866) 747-3421.

Inquiries and Correspondence

If you have any questions about your Contract or need to make changes, then contact the registered representative who sold you the Contract, or contact us at our Customer Service Center:

P.O. Box 758547

Topeka, Kansas 66675-8547

Phone : (866) 747-3421 (toll-free)

Fax : (866) 511-7038 (toll-free)

You currently may send correspondence and transaction requests to us at the above Customer Service Center address or by facsimile or telephone at the numbers listed above. Our service representatives are available between the hours of 7:30 a.m. and 5:00 p.m. Monday through Friday  (Central Standard Time), excluding holidays and any day the New York Stock Exchange is not open.  Any requests for partial withdrawals, transfers, and surrenders sent to another number or address may not be considered received at our Customer Service Center and will not receive that day’s price.  The procedures we follow for facsimile requests include a written confirmation sent directly to you following any transaction request.  We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine.  We may revoke facsimile, internet and telephone transaction privileges at any time for some or all Contract owners.  The overnight mailing address is Midland National Customer Service Center, Mail Zone 547, 5801 SW 6th Avenue, Topeka, Kansas 66636-1001.

The procedures we follow for transactions initiated by telephone may include requirements that callers identify themselves and the Contract owner by name, social security number, date of birth of the annuitant or an owner, or other identifying information.  We disclaim any liability for losses resulting from unauthorized or allegedly unauthorized facsimile, internet or telephone requests that we believe to be genuine.  We may record all telephone requests.  There are risks associated with requests made by facsimile (possible falsification of faxed documents by others), internet or telephone (possible falsification of Contract owner identity) when the original signed request is not sent to our Customer Service Center.  You bear those risks.

Facsimile, internet, and telephone correspondence and transaction requests may not always be available.  Facsimile, internet, and telephone systems can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should mail your correspondence and transaction request to our Customer Service Center.

Electronic Account Information

You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may elect to discontinue e-Delivery at any time and may also request paper copies of any documents by contacting our Customer Service Center. You may obtain more information and assistance at www.srslivewell.com or by writing us at our mailing address P.O. Box 758547, Topeka, Kansas 66675-8547 or by telephone at (866) 747-3421.

State Variations

Certain provisions of the Contracts may be different than the general description in this prospectus, and certain options may not be available, because of legal restrictions in your state.  See your Contract for specific variations since any such variations will be included in your Contract or endorsements attached to your Contract.  See your registered representative or contact our Customer Service Center for additional information that may be applicable to your state. For more information see “APPENDIX B – STATE VARIATIONS” on page 50. All material state variations are disclosed in Appendix B to this prospectus.

Our Separate Account C and Its Investment Options

The Separate Account is the Midland National Life Separate Account C, established under the insurance laws of the State of South Dakota in March 1991 and now governed by Iowa law.  It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940.  This registration does not involve any SEC supervision of its management or investment contracts.  The Separate Account is divided into investment options, each of which invests exclusively in shares of one investment portfolio of a Trust or Fund.  You may allocate part or all of your premiums to any of the investment options of our Separate Account available under this Contract (subject to the minimum and maximum equity allocation).

You will find information about the portfolios currently available under your Contract in “APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS”.  Appendix A includes information about investment objectives and advisers.

Our Separate Account buys and sells the shares of each portfolio at net asset value (with no sales or surrender charge).  More detailed information about the portfolios and their investment objectives, policies, risks, charges, expenses and other aspects of their operations, appear in their prospectuses and in each portfolio’s Statement of Additional Information.  You should read the portfolios’ prospectuses carefully before investing, allocating or transferring money to any portfolio.  You can receive a current copy of a prospectus (or summary prospectus) for each of the portfolios by contacting your registered representative or by calling our Customer Service Center at (866) 747-3421 or writing to our Customer Service Center, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

The portfolios, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates.  These payments may be derived, in whole or in part, from the fees disclosed in the portfolios’ prospectuses including investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each portfolio.  Contract owners, through their indirect investment in the portfolios, bear the costs of these fees.  The amount of these payments may be substantial, may vary between portfolios, and generally are based on a percentage of the assets in the portfolios that are attributable to the Contracts and other variable insurance products issued by Midland National.  These percentages currently range up to 0.50% annually.  Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, issuing, marketing, and administering the Contracts, and, that we incur in our role as intermediary, in promoting and marketing the portfolios.  Midland National and its affiliates may profit from these payments.

Amounts in Our Separate Account

The amount you have in each investment option is represented by the value of the accumulation units.  The value you have in an investment option is the accumulation unit value times the number of accumulation units credited to you.  Amounts allocated, transferred or added to the investment options are used to purchase accumulation units.  Accumulation units of an investment option are purchased when you allocate premiums or transfer amounts to that option.  Accumulation units are sold or redeemed when you make a surrender, partial withdrawal or transfer amounts from an investment option, and to pay the death benefit when the owner dies.  We also redeem units to pay for certain charges such as the quarterly GLWB Charge.

We calculate the number of accumulation units purchased or redeemed in an investment option by dividing the dollar amount of the transaction by the investment option’s accumulation unit value at the end of that day, if it is a business day. If it is not a business day, we will use the unit value on the next business day.  The number of accumulation units credited to you will not vary because of changes in accumulation unit values.

The accumulation units of each investment option have different accumulation unit values.  We determine accumulation unit values for the investment options at the end of each business day.  The accumulation unit value for each investment option is initially set at $10.00.  Accumulation unit values fluctuate with the investment performance of the corresponding portfolios.  Accumulation unit values reflect investment income, the portfolios’ realized and unrealized capital gains and losses, and the portfolios’ expenses.  The accumulation unit values also reflect the daily asset charges we deduct from our Separate Account currently at an effective annual rate of 1.25% of the accumulation value in the Separate Account (not including the quarterly GLWB charge).  Additional information about the accumulation unit values is contained in the SAI.

We Own the Assets of Our Separate Account

We own the assets of our Separate Account and use them to support your Contract and other variable annuity contracts.  We may permit charges owed to us to stay in the Separate Account.  Thus, we may also participate proportionately in the Separate Account.  These accumulated amounts belong to us and we may transfer them from the Separate Account to our general account.  The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities arising out of our other business.  The obligations under the Contracts are our obligations.  The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Under certain unlikely circumstances, one investment option of the Separate Account may be liable for claims relating to the operations of another investment option.

Our Right to Change How We Operate Our Separate Account

We have the right to modify how we operate the Separate Account.  In making any changes, we may not seek approval of Contract owners (unless approval is required by law).  We have the right to:

•         add investment options to, or remove investment options from our Separate Account;

•         combine two or more investment options within our Separate Account;

•         withdraw assets relating to our variable annuities from one investment option and put them into another;

•         eliminate a portfolio’s shares and substitute shares of another portfolio or another open-end, registered investment company.  This may happen if the portfolio’s shares are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of the Separate Account’s purposes.  However, if required, we would first seek approval from the Securities and Exchange Commission and the insurance regulator where the Contract is delivered;

•         end the registration of our Separate Account under the Investment Company Act of 1940;

•         operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of “interested persons” of Midland under the Investment Company Act of 1940); and

•         operate our Separate Account or one or more of the investment options in any other form the law allows, including a form that allows us to  make direct investments.  In addition, we may disapprove any change in investment advisors or investment policies unless a law or regulation provides differently.

If any changes are made that result in a material change to any investment option, then you will be notified.  We may, for example, cause the investment option to invest in another mutual fund other than or in addition to the current portfolios.

If automatic allocations (such as premiums automatically deducted from your bank account or automatic rebalancing) are being made into an investment option that is removed or no longer available, and if you do not give us other instructions, then any amounts that would have gone into the removed or closed investment option will be allocated pro rata to your other investment option(s).

If you are enrolled in quarterly automatic rebalancing (mandatory on this Contract), automatic premiums, or a comparable program while an underlying investment option merger, substitution or liquidation takes place, unless otherwise noted in a communication from us, your accumulation value invested in such investment option will be transferred automatically to the designated surviving investment option in the case of mergers, the replacement investment option in the case of substitutions or a Money Market Fund in the case of investment option liquidations. Your automatic rebalancing enrollment instructions will be automatically updated to reflect the surviving investment option, the replacement investment option or a Money Market Fund investment option.

You may want to transfer the amount in that investment option as a result of changes we have made.  If you do wish to transfer the amount you have in that investment option to another investment option of our Separate Account, then you may do so, without charge, by writing to our Customer Service Center.  At the same time, you may also change how your premiums are allocated.

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

Any person wishing to purchase a Contract may submit an application form and an initial premium payment of at least $50,000.  The sale must take place through a representative who is licensed, registered and authorized to sell the Contract.  The issue ages for the Contract are 50 to 75 (the owner’s age).  For joint owners, you must be spouses, the Contract will be based on the youngest joint Contract owner’s age.

If your application is complete and in good order (see “Administrative Procedures” on page 10), then we will accept or reject it within two business days of receipt.  If the application is incomplete, then we will attempt to complete it within five business days.  If it is not complete at the end of this period (or cannot be accepted for some other reason), then we will inform you of the reason for the delay and the premium payment will be returned immediately unless you let us keep the premium until the application is complete.  Your initial premium is held in a non-interest bearing suspense account (which is part of our general account) until your Contract is issued or your premium is refunded.  While your premium is in that account, your premium is not protected from claims of our general creditors.

We will allocate your initial premium payment according to your instructions if we receive it or accept your application (whichever is later) at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time).  We will then price the accumulation units purchased with your premium payment at the unit value determined at the close of that valuation period.  If we receive your initial premium payment or accept your application (whichever is later) after the close of regular trading on the New York Stock Exchange, we will credit accumulation units at the unit value determined at the close of the next valuation period.

There may be delays in our receipt of applications that are outside of our control because of the failure of the selling registered representative to forward the application to us promptly, or because of delays in their broker dealer determining that the Contract is suitable for you.  Any such delays will affect when your Contract can be issued and when your premium payment is allocated among investment options of our Separate Account.

We may offer other variable annuity contracts that have different death benefits, contract features, and optional benefits.  However, these other contracts also have different charges that would affect your investment performance and accumulation value.  To obtain more information about these other contracts, contact our Customer Service Center.

Free Look

You may cancel your Contract within your ten (10) day Free Look period.  We deem the Free Look period to expire 10 days after you have received your Contract.  Some states and situations may require a longer Free Look period.  To cancel your Contract, you need to return your Contract to the registered representative who sold it to you or to our Customer Service Center.  If you cancel your Contract, then we will return:

•         The accumulation value (which may be more or less than the premium payments you paid), or

•         If greater and required by your state, your premiums minus any partial withdrawals.

Tax-Free “Section 1035” Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.  Before making an exchange, you should compare both annuities carefully.  Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there may be a surrender charge on this Contract,  and other charges may be higher (or lower) and the benefits may be different.  You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you purchase the Contract in exchange for an existing annuity contract from another company, we may not receive your premium payment from the other company for a substantial period of time after you sign the application and send it to us, and we cannot credit your premium to the Contract until we receive it. You should consult with and rely upon a tax adviser if you are considering a contract exchange.

Premium Payments

You can make additional premium payments at any time during the first Contract year, and in whatever amount you want, within certain limits and subject to our right to refuse any premiums. Your initial investment must be at least $50,000.  You may make additional payments of $1,000 or more only in the first Contract year.  Unless you receive approval from us, the maximum amount of premium you can pay into this Contract is $2,000,000.  In addition, an initial or additional premium that would cause the accumulation value or total value of all annuities that you maintain with Midland National to exceed $5,000,000 requires our prior approval.  This limit is calculated for each annuitant or owner and is based on all active annuity contracts.

Premium payments will be credited as of the end of the valuation period in which they are received by us, in good order. Investments after the initial premium payment may be made only in the first Contract year. We may refuse to accept certain forms of premium payments (e.g., third party checks, traveler’s checks, money orders).  We reserve the right to accept or reject any premium payment or form of payment.

The mailing address to send premium payments to us is: Midland National Life Insurance Company, P.O. Box 758546, Topeka, Kansas 66675-8546.

Allocation of Premium Payments

You will specify your desired premium allocation on the Contract’s application form.  Your instructions in your application will dictate how to allocate your premiums.  Allocation percentages may be any whole number (from 0 to 100) and the sum must equal 100. However, at least 60% but no more than 80% of your accumulation value must be allocated to the equity investment options (see below). The allocation instructions in your application will apply to all other premiums you pay, unless you change subsequent premium allocations by providing us with written instructions.  We reserve the right to limit the number of investment options in which you can allocate your premiums or accumulation value.

Asset Allocation

There is a restriction of a maximum of 80% equity allocation and a minimum of 60% equity allocation.  There is also a requirement of rebalancing to your chosen asset allocation within these limits on each Contract quarter end.  Dollar Cost Averaging (DCA) is not available.

You can choose any combination of available investment options as long as you maintain the equity allocation from 60% to 80% of the accumulation value.  The following investment options are available in the LiveWell Freedom Variable Annuity:

Bond
BlackRock Total Return V.I. Fund Class III
Janus Henderson Flexible Bond Portfolio Service Shares
MFS VIT II Corporate Bond Portfolio Service Class
PIMCO VIT Total Return Portfolio Advisor Class
Western Asset Variable Core Bond Plus Portfolio Class II

Equity
American Funds IS Blue Chip Income and Growth Fund Class 4
BlackRock Large Cap Focus Growth V.I. Fund Class III
BlackRock S&P 500 V.I. Fund Class III
Deutsche Equity 500 Index VIP-B
Oppenheimer Main Street Fund/VA Service Class

Changing Your Premium Allocation Percentages

You may change the allocation percentages of your premiums by writing to our Customer Service Center and telling us what changes you wish to make.  We may offer other means to make this type of request with proper authorization and verification. These changes will affect transactions as of the date we receive your request at our Customer Service Center.  Changing your allocation instructions will not change the way your existing accumulation value is allocated among the investment options.

Your Accumulation Value

Your accumulation value is the sum of your amounts in the various investment options.  Your accumulation value will vary daily to reflect the investment performance of the investment option(s) you select, any premium payments, partial withdrawals, surrenders, and charges assessed in connection with the Contract.   Transaction charges are made on the effective date of the transaction.  Charges against our Separate Account are reflected daily.

There is no guaranteed minimum accumulation value for amounts allocated to the investment options of our Separate Account.  You bear the investment risk.  An investment option’s performance will cause your accumulation value to go up or down each valuation period.

Transfers of Accumulation Value

You generally may transfer amounts among the investment options prior to the annuity date, unless otherwise noted.  The minimum transfer amount is $100 or 100% of the investment option if less than $100.  The minimum amount does not have to come from or be transferred to just one investment option.  The only requirement is that the total amount transferred that day equals the transfer minimum. However, at least 60% but no more than 80% of your accumulation value must be allocated to the equity investment options.

Completed transfer requests received at our Customer Service Center in good order before the New York Stock Exchange closes for regular trading (usually 3:00 p.m. Central Time) are priced at the unit value determined at the close of that valuation period.  If we receive your completed transfer request in good order after the close of a valuation period, we will process the transfer request at the unit value determined at the close of the next valuation period.

For information regarding telephone or facsimile requests, see “Inquiries and Correspondence” on page 14.  Transfers may be delayed under certain circumstances.  See “When We Pay Proceeds from This Contract” on page 43. We currently do not charge for transfers between investment options, but reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with automatic rebalancing programs.

We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner we deem appropriate for some, all or specific Contract owners.

Surrenders and Partial Withdrawals

You may withdraw all or part of your surrender value by sending us a written request at our Customer Service Center in good order.  The surrender value is the Separate Account accumulation value minus any applicable surrender charge. We will assess a surrender charge for partial withdrawals and surrenders in excess of the free withdrawal amount. In some states a state premium tax charge may also be deducted.  Partial withdrawals must be made in amounts of $100 or more (except for systematic withdrawals described below). In certain circumstances, partial withdrawals, in excess of the LPA may negatively impact the GLWB benefit. A full surrender request, regardless of the accumulation value, must be submitted in writing. We reserve the right to change this process at any time. For a full surrender, you must send in your Contract with your surrender request or sign a lost contract statement.

Any required tax withholding and surrender charges, if applicable, will be deducted from the amount paid.  In addition, upon full surrender, if applicable, a state premium tax charge may also be subtracted.

Completed surrender or partial withdrawal requests received in good order at our Customer Service Center before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If we receive your completed surrender or partial withdrawal request in good order after the close of a valuation period, we will process the surrender request at the unit value determined at the close of the next valuation period.

We will generally pay the surrender or partial withdrawal amount from the Separate Account within seven days after we receive a properly completed surrender or partial withdrawal request in good order.  See “Administrative Procedures” on page 10. We may defer payment for more than seven days when:

•         trading on the New York Stock Exchange is restricted as defined by the SEC;

•         the New York Stock Exchange is closed (other than customary weekend and holiday closing);

•         it is not reasonably practical to dispose of securities or fairly value net assets for any period during which an emergency exists;

•         for such other periods as the SEC may by order permit for the protection of owners; or

•         your premium check has not cleared your bank.

See “When We Pay Proceeds from This Contract” on page 43.

If we defer payment for 30 or more days, then during the period of deferment, we will pay interest at the rate required by the jurisdiction in which this Contract is delivered.

Unless you specify otherwise, your partial withdrawal will be deducted from all investment options in the same proportion as your accumulation value bears to each investment option.

Surrenders and partial withdrawals will generally have Federal income tax consequences that can include income tax penalties and tax withholding. You should consult with and rely on your tax advisor before making a surrender or partial withdrawal. See “FEDERAL TAX STATUS” on page 34.

Systematic Withdrawals

The systematic withdrawal feature allows you to have a portion of the accumulation value withdrawn automatically.  These payments can be made only: (1) while the owner is living, (2) before the annuity date, and (3) after the Free Look period.  You may elect this option by sending a properly completed service form to our Customer Service Center.  You may designate the systematic withdrawal amount and the period for systematic withdrawal payments.  You will also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semi-annually or annually. See your Contract for details on systematic withdrawal options and when each begins. Systematic withdrawals in excess of the lifetime payment amount may negatively impact the GLWB benefit.

A surrender charge of up to 8% (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the amount of premiums withdrawn and the amount of time that has elapsed since each premium payment was paid. A surrender charge is assessed in the first 7 years following receipt of each premium payment, even when the withdrawal is effected for systematic withdrawals. We will assess a surrender charge for partial withdrawals and surrenders in excess of the free withdrawal amount. See “Free Withdrawal Amount” on page 33 for more information.

If the New York Stock Exchange is closed for regular trading on the day when the withdrawal is to be made, then we will process your withdrawal at the unit value determined at the close of the next valuation period.  The deduction caused by the systematic withdrawal will be allocated proportionately to your accumulation value in the investment options.

You can stop or modify the systematic withdrawals by sending us a written notice.  A proper written notice must include the consent of any effective assignee or irrevocable beneficiary, if applicable.

Each systematic withdrawal must be at least $100.  Each request for withdrawal amounts of less than $100 will be reviewed on a case-by-case basis.  We reserve the right to change the frequency of payments or discontinue payments if the payment is less than $100.  Upon payment, we reduce your accumulation value by an amount equal to the payment proceeds.

To the extent, if any, that there is gain in the Contract, systematic withdrawals generally are included in the Contract owner’s gross income for tax purposes (as ordinary income) in the year in which the withdrawal occurs, and may be subject to a penalty tax of 10% before age 59 ½.  Additional terms and conditions for the systematic withdrawal program are set forth in your Contract and in the application for the program.

Portfolio Rebalancing

The Portfolio Rebalancing program is required under this Contract. Under this program, we will automatically reset the percentage of accumulation value allocated to each investment option to a pre-set percentage level on a quarterly basis. We will transfer the amounts needed to “rebalance” the accumulation value to your specified percentages.  Rebalancing may result in transferring amounts from an investment option earning a relatively high return to one earning a relatively low return. We reserve the right to end the portfolio rebalancing program by sending you one month’s notice.

There is no charge for portfolio rebalancing transfers.

Guaranteed Lifetime Withdrawal Benefit (GLWB)

The Guaranteed Lifetime Withdrawal Benefit (GLWB) is an important and automatic (mandatory) feature of this Contract. It guarantees that you can withdraw the lifetime payment amount each Contract year regardless of investment performance, provided certain conditions are met.  The lifetime payment amount is a percentage (the Lifetime Payment Percentage, or LPP)  of the GLWB Value that is determined by your attained age at the time you take the first partial withdrawal.  The initial GLWB value is the initial premium and any subsequent premium payments made in the first Contract year. The GLWB value is equal to premiums received, increased each year by the GLWB roll-up credit (see below), adjusted for partial withdrawals. The lifetime payment amount is calculated at the time you take your first partial withdrawal. If the total lifetime payment amount is not withdrawn in any Contract year, this amount will not carry over for withdrawals in future Contract years.

Appreciation of your accumulation value due to positive investment performance will not cause an increase in your GLWB value or lifetime payment amount.

Things to Consider Regarding This Contract (Especially the Automatic GLWB Feature):

•         You will begin paying the GLWB charge every Contract quarter, even if you do not begin taking withdrawals.  (The charge may change over time, but will not exceed the guaranteed maximum charge noted in the Fee Table). We will not refund the charges you have paid even if you never choose to take withdrawals and/or if you never receive any payments under the benefit.

•         We have designed this benefit for you to take withdrawals from the Contract.

o   Cumulative withdrawals in any one contract year that exceed the greater of the lifetime payment amount or RMD may reduce the GLWB value on greater than a dollar-for-dollar basis and may reduce the lifetime payment amount.

▪  The GLWB value will be reduced on a greater than a dollar-for-dollar basis for partial withdrawals that exceed the greater of the lifetime payment amount or RMD, if the accumulation value at the time of the partial withdrawal is less than the GLWB value. This means that the reduction in the GLWB value may be greater than the amount withdrawn.

▪  The lifetime payment amount will be reduced for partial withdrawals that exceed the greater of the lifetime payment amount and RMD, if the accumulation value at the time of the partial withdrawal is less than the GLWB value at the time of the first partial withdrawal.

▪  You might not want to purchase this Contract if you plan on taking, or might need to take, withdrawals in excess of the lifetime payment amount or RMD in any contract year because such excess withdrawals may significantly reduce the lifetime payment amount and GLWB value provided by this Contract.

•         You should carefully consider when to make your first withdrawal. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you. You should carefully consider when to begin taking withdrawals under the GLWB.  If you begin taking withdrawals too soon or delay taking withdrawals for too long, you may limit the value of the GLWB.

Taking withdrawals early will increase the time in which you will be able to receive lifetime payment amounts, but will limit the amount of the lifetime payment amount, because the GLWB roll-up period will end and the lifetime payment percentage will be locked upon the first partial withdrawal.  Taking withdrawals later will likely increase the lifetime payment amount due to a longer GLWB roll-up period and due to the potential for increased lifetime payment percentage, but delaying taking withdrawals will shorten the time in which you will be able receive lifetime payment amounts.

•         Because the benefit is accessed through withdrawals that do not exceed the lifetime payment amount, this Contract may not be appropriate for you if you do not foresee a need for such withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the contract.

•         This Contract is subject to certain investment restrictions.  You must allocate your accumulation value in the limited number of investment options offered, with 60% to 80% being invested in equity portfolios. You should determine whether these investment restrictions are suited for your financial needs and risk tolerance.  The investment options available under the Contract have been chosen to align the GLWB benefit and the expected accumulation value investment performance to manage the risk to us (i.e., so that we can hedge the GLWB risk using capital market options, futures, swaps or other instruments) so as to reduce the likelihood that we will have to pay GLWB benefits out of our general account.

•         Upon the death of the GLWB covered person (the owner) before the freedom date, the Contract and the GLWB benefit terminate and there are no additional guaranteed withdrawals, unless the spousal continuation option is elected. Spousal continuation may allow a surviving spouse, if named the beneficiary, to continue the Contract as the new owner.  If there are joint owners, then before the freedom date, the death benefit is paid on the first death; but the surviving spouse, under spousal continuation, may elect to continue the Contract and the GLWB benefit until the death of the second covered person. Other circumstances, listed on page 26, will also cause the Contract and GLWB benefit to terminate. See “Death Benefit” below for more information on the affects of death in various situations.

•         The GLWB is based on Contract years, not calendar years.

•         You cannot carry over any portion of total withdrawals that are less than the lifetime payment amount that are not withdrawn during a contract year for withdrawal in a future contract year under the lifetime payment amount or penalty free amount.

•         Partial withdrawals taken prior to the freedom date while the accumulation value is greater than zero will reduce the accumulation value and are withdrawals of your money. We do not make the lifetime payment amount out of our general account until the earliest of the accumulation value going to zero or reaching the freedom date while the covered person is living, so there may be a minimal chance that the lifetime payment amount will be paid by us.

•         Any amounts paid by us under the GLWB in excess of the accumulation value are subject to our financial strength and claims-paying ability.

We reserve the right to request additional information in order to evaluate suitability for the annuitants or owners.

Withdrawals under the GLWB benefit:

•         will reduce your accumulation value, the death benefit, and the free withdrawal amount, and withdrawals that exceed the lifetime payment amount, may be subject to surrender charges, and

•         may be subject to income taxes and federal tax penalties.

You should consult with your financial representatives to determine whether this Contract with a mandatory GLWB is suited for your financial needs and risk tolerance.

Lifetime Payment Percentage

The individual LPP is based on the GLWB attained age at the time of the GLWB first partial withdrawal according to the table below.

GLWB Attained Age	Lifetime Payment Percentage (LPP)
50<60	3.00%
60<65	3.50%
65<70	4.00%
70<75	4.50%
75+	5.00%

If joint pay-out is elected, then (a) the LPP will be based on the age of the younger GLWB covered person, and (b) the lifetime payment percentages will be 0.50% less than the above Individual GLWB covered person lifetime payment percentages. Joint pay-out provides lifetime payments for as long as either GLWB covered person is living.

The GLWB first partial withdrawal is the first partial withdrawal initiated by the Contract owner, including IRS required minimum distributions (RMDs).  (In addition to setting the LPP, this withdrawal also terminates the GLWB roll-up period, explained below).  However, the quarterly GLWB charge is not considered a contract owner initiated withdrawal for this purpose.

GLWB Charge

We will charge you the GLWB charge based on your current GLWB value. We will calculate the quarterly GLWB charge by taking the current annual percentage charge for the GLWB multiplied by the GLWB value divided by four. This charge will be withdrawn from your accumulation value on each Contract quarter. The GLWB charge will not reduce the GLWB value, trigger the GLWB lifetime payments or reduce the free withdrawal amount. The charge for this benefit is listed in the “Fees and Expenses” on page 11.

We will periodically reevaluate the GLWB charge in light of the investment market conditions and utilization of the GLWB benefit. The GLWB charge may be changed (increased or decreased) if the investment market conditions and/or the utilization of the GLWB benefit is significantly different from what we expected.

If you choose not to take withdrawals under the GLWB, we will not refund the charges collected for this benefit. When your Contract reaches the freedom date (see below), the GLWB charge will no longer be assessed. See “GLWB Freedom Date” on page 26 for more information on this feature of the GLWB benefit.

Investment Limitations and Restrictions

There are only a limited number of investment options available under this Contract.  In addition, there are investment and rebalancing restrictions under this Contract. You must allocate 60% to 80% of your accumulation value to the equity investment options. On each Contract quarter your accumulation value will automatically rebalance to the allocation percentages established by your most recent designation. You can choose any combination of the investment options offered as long as the equity allocation is from 60% to 80%. The investment options available under the Contract have been chosen to align the GLWB benefit and the expected accumulation value investment performance to manage the risk to us.  That risk is that the accumulation value will be reduced to zero before the covered person’s death, thereby requiring us to make lifetime payments from our general account.  These investment limitations and restrictions may not be in your best interests, since they may expose you to increased risk and/or limit your potential investment gains. Please keep in mind that no investment strategy assures a profit or protects against a loss in a declining market.

IRS Required Minimum Distributions

If your IRS required minimum distribution (RMD) amount exceeds your lifetime payment amount under the GLWB, the lifetime payment amount will be increased to the RMD.  A withdrawal for your IRS required minimum distribution will be considered a withdrawal under the GLWB benefit including your GLWB first partial withdrawal and will trigger the lifetime payment amount calculations and end the GLWB roll-up period. You should consult with and rely upon a tax advisor before purchasing the Contract as a qualified contract.

GLWB Roll-Up

The GLWB value does not include or reflect any positive (or negative) investment performance in your investment options or the accumulation value.  Instead, the GLWB value is increased by an annual “roll-up amount” during the “roll-up period.”  The “roll-up” period  begins when the Contract is issued and ends on the earliest of:

1) the GLWB first partial withdrawal, or

2) the date the maximum GLWB value is met, or

3) upon attainment of the freedom date (see below).

The “roll-up” amount will be calculated every contract anniversary during the roll-up period. The “roll-up” amount is calculated as (A) 2% plus 75% of any S&P 500 Capital Appreciation Index gains since your last contract anniversary multiplied by (B) your total premium deposited in the Contract. If the S&P 500 Capital Appreciation Index has a negative return, then  that amount will equal zero.  Index gains are calculated as of your Contract anniversary by taking the current year’s Contract anniversary index level then subtracting the prior year’s Contract anniversary index level and dividing the result by the prior year’s Contract anniversary index level.  The S&P 500 Capital Appreciation Index does not include dividends.

S&P500 Capital Appreciation Index is the Standard & Poor's 500 Index excluding dividends (Bloomberg ticker: SPX).  The Standard & Poor's 500 Index is an index of stock issued by the 500 largest companies with market capitalizations of at least $6.1 billion. The S&P 500 is a market-value-weighted index and one of the common benchmarks for the U.S stock market.

The maximum GLWB value is 200% of total premiums deposited.

The GLWB value is used only to determine the lifetime payment amount and the GLWB charge.  It is not available for full or partial surrenders or annuitization.

The GLWB roll-up does not apply to your accumulation value.  Your accumulation value will fluctuate up or down in accordance with the investment options that you select.  You can lose the amount that you invest in the Contract.

Examples showing how the GLWB roll-up is calculated are shown in APPENDIX C – GLWB Examples on page 51.

Effects of Partial Withdrawals (including Lifetime Payment Amounts) on the GLWB

Generally, lifetime payment amounts are partial withdrawals from your accumulation value until the freedom date (discussed below) is reached.  If total withdrawals during a Contract year are less than or equal to the lifetime payment amount, then the GLWB value will decrease on a dollar-for-dollar basis but the LPA will not change.

If the total partial withdrawals taken in any one Contract year exceed the lifetime payment amount (referred to as “excess partial withdrawals”), then:

(a)    the GLWB value will be reduced on a dollar-for-dollar basis for the withdrawal amount up to the LPA;

(b)    the GLWB value will be reduced by the same proportion as the reduction in the accumulation value for the excess partial withdrawal amount; and

(c)    the lifetime payment amount will be recalculated to equal the lesser of:

                                                             1.      the LPA immediately prior to the partial withdrawal; or

                                                             2.      the LPP in effect on the GLWB first partial withdrawal, multiplied by the greater of (i) the accumulation value immediately after the partial withdrawal, or (ii) the GLWB value immediately after the partial withdrawal.

The GLWB roll-up period will cease no later than the GLWB first partial withdrawal.

Withdrawals up to the LPA will reduce the GLWB value on a dollar for dollar basis. Any partial withdrawal in excess of the lifetime payment amount (LPA) will reduce the benefit base on a pro-rata basis for the partial withdrawal amount in excess of the LPA. Excess partial withdrawals can significantly reduce the LPA by more than a dollar-for-dollar basis.

Example – Excess Partial Withdrawal: The following is an example of how an “excess” partial withdrawal can affect the GLWB benefit.

Assume the following values prior to the withdrawal: accumulation value equals $100,000, the GLWB value equals $200,000, and the LPA equals $10,000 (based on a 5% LPP).  A $55,000 partial withdrawal is then taken.

•      Partial withdrawal in excess of the LPA equals $55,000 - $10,000 = $45,000

•      The accumulation value after the GLWB LPA equals $100,000 - $10,000 = $90,000

•      The accumulation value after the excess partial withdrawal equals $90,000 - $45,000 = $45,000

•      The excess partial withdrawal reduced the accumulation value (after the LPA dollar-for-dollar reduction) by $45,000/$90,000 = 50%, so the GLWB value (after LPA dollar-for-dollar reduction) will also be reduced by 50%

•      The GLWB value (after $10,000 LPA) equals $200,000 - $10,000 = $190,000

•      The GLWB value after the excess partial withdrawal equals $190,000 - $190,000*50% = $95,000.

•      The LPA equals the lesser of:

o   $10,000 (LPA prior to the excess partial withdrawal) and:

o   the greater of $95,000 (GLWB Value after the excess partial withdrawal) and $45,000 (accumulation value after the excess partial withdrawal) * 5% (LPP in effect at the time of the first withdrawal), which equals $4,750 ($95,000 time 5%);

o   the lesser of $10,000 and $4,750 = $4,750;

•      The LPA after the excess partial withdrawal equals = $4,750.

The example demonstrates that a withdrawal in excess of the lifetime payment amount could reduce the GLWB value (from $200,000 to $95,000) by substantially more than the actual amount of the withdrawal ($55,000).

Additional examples showing the effects of a withdrawal on the lifetime payment amount and GLWB value are shown in APPENDIX C – GLWB Examples on page 51.

Effect of Full Surrender on the GLWB Value

GLWB value is not available upon full surrender.  Upon full surrender prior to the freedom date, GLWB value will be set equal to zero and the Contract will terminate.  See “APPENDIX C – GLWB Examples” on page 51 for more information.

Effects of Depletion of Accumulation Value on the GLWB

If you have not taken any partial withdrawals and your accumulation value reaches zero due to poor investment option performance (and/or the deduction of the quarterly GLWB charge), prior to the freedom date, then the lifetime payment amount will be calculated and paid until the death of the GLWB covered person or until the death of the second GLWB covered person for joint owners or joint covered persons. The lifetime payment amount will be calculated as the GLWB value (at the time the accumulation value reaches zero) times the lifetime payment percentage based on the attained age of the GLWB covered person at the time the accumulation value reaches zero. At that time, the GLWB charge will no longer be assessed to the Contract.

If the accumulation value reaches zero prior to the freedom date, and the first partial withdrawal has been taken, the lifetime payment amount available at the time the accumulation value reaches zero will continue to be paid by us as long as the GLWB covered person(s) is living. At that time, the GLWB charge will no longer be assessed to the Contract.

If there are joint GLWB covered persons, the lifetime payment amount is available each year until the death of the second GLWB covered person.  This includes the year in which the accumulation value reaches zero.  If the accumulation value reaches zero, during that year any portion of the lifetime payment amount not taken prior to the accumulation value reaching zero, will be paid by us.  Each year after the accumulation value has reached zero, we will pay the lifetime payment amount as long as the GLWB covered person(s) is living.

Potential Tax Consequences of Payments Made After the Freedom Date or the Date the Accumulation Value is Depleted

The tax treatment of payments under the policy is unclear.  In particular, it is not clear whether lifetime payments made after the freedom date or after the Contract’s accumulation value is zero will be taxed as withdrawals or as annuity payments.  This is significant for nonqualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly, for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. Consult with and rely upon your tax advisor.  See “FEDERAL TAX STATUS” on page 34 for more details and a general description of the taxation of withdrawals and annuity payments.

GLWB Freedom Date

The GLWB  freedom date goes into effect when Contracts are inforce for (a) 20 full years after the issue date for issue ages 60 or older at the time the Contract is issued; or (b) 25 full years after the Contract issue date if under the age of 60 as of the issue date. For this purpose, the issue age is as of the Contract issue date, based on (1) the single owner’s age last birthday or (2) for joint owners the youngest joint Contract owner’s age last birthday; or (3) for a non-natural person owner, the annuitant’s age last birthday.

When your Contract reaches the freedom date:

1.       We will no longer assess the GLWB charge to the Contract.

2.       The accumulation value will not be reduced for lifetime payment amounts paid to you on or after the freedom date. You can leave your accumulation value in the Contract and still receive the lifetime payment amounts.

3.       You will also be able to access your accumulation value (by surrender, partial withdrawal or annuitization) on or after the freedom date without affecting your lifetime payment amount. In other words, you can withdraw your accumulation value or annuitize your accumulation value, and also receive the lifetime payment amounts.

4.       The death benefit under the variable annuity Contract, if the accumulation value is greater than zero, will be paid upon death of the Contract owner after the freedom date.  However, the lifetime payment amount may not continue.  It will cease upon the death of the GLWB covered person(s).

5.       The lifetime payment amount payments to you will continue (or begin, if they have not already begun).

If you have already made the GLWB first partial withdrawal before the freedom date:  If you have started taking partial withdrawals before the freedom date, then the lifetime payment amount payments to you will continue each Contract year until the death of the covered person(s).  If you have been taking withdrawals in each Contract year that are less than the lifetime payment amount, then the full lifetime payment amount available will be paid; that is, we will increase the payments to the lifetime payment amount. This lifetime payment amount will be paid each Contract year until the death of the GLWB covered person(s).

If you have not made the GLWB first partial withdrawal before the freedom date: If you have not started taking withdrawals from the Contract before the freedom date, then we will calculate the lifetime payment amount, as of the freedom date, and begin paying you the lifetime payment amount until the death of the GLWB covered person.

Other GLWB Matters

Any amounts withdrawn in a Contract year up to the lifetime payment amount is considered a penalty free withdrawal.

If you exercise the right to examine provision (free look) in the Contract, you will not receive any portion of the GLWB benefit.

If you purchase this Contract as a qualified contract, tax rules may impose a penalty if you take withdrawals under certain circumstances, or may require you to take withdrawals if you do not have other qualified accounts to meet the IRS required minimum distribution.  These tax requirements may affect the value to you of the GLWB feature.

For examples on how the Guaranteed Lifetime Withdrawal Benefit is calculated please see “APPENDIX C – GLWB Examples” on page 51.

Contract Termination

The Contract and the GLWB benefit will terminate upon any one of the following:

  Upon death of the Contract owner (the GLWB covered person) before the freedom date, unless the Contract is continued under a spousal continuance option;
  If there are joint GLWB covered persons, upon death of the surviving joint GLWB covered person if such death occurs after the freedom date;
  Change of the GLWB covered person for any reason, unless the Contract is continued under a spousal continuation option. Spousal continuance allows the surviving owner's spouse, if named the sole beneficiary, to continue the Contract as the new owner under specified circumstances;
  On the annuity date, the date annuity payments begin prior to the freedom date;
  On the date the accumulation value, the GLWB value and the LPA all equal zero;
  Upon full surrender.

Death and Spousal Continuance.  As noted above, generally the Contract terminates upon the death of the owner/covered person.  However, the Contract can continue after the owner’s death under spousal continuance but only if the surviving spouse elects spousal continuance and is the sole beneficiary.

If the Contract has a single owner and the GLWB first partial withdrawal has not occurred before the owner’s death (prior to the freedom date), then under spousal continuance, if elected, the LPA for the surviving spouse will be determined based on the surviving spouse’s attained age on the GLWB first partial withdrawal date.  The surviving spouse is eligible for any remaining GLWB roll-up amounts. After the GLWB first partial withdrawal (or the freedom date), the LPA will be paid to the surviving spouse until his or her death.

If the Contract has a single owner and the GLWB first partial withdrawal has occurred before the owner’s death (prior to the freedom date), then (a) if there is an individual GLWB covered person, then the GLWB value and LPA will be reduced to zero and the Contract will terminate (no more lifetime payment amounts will be paid) (spousal continuance may apply to the death benefit but not the GLWB benefit); or (b) if there are joint GLWB covered persons, then under spousal continuance, if elected, the Contract will continue and the LPA (at the time of spousal continuance) will continue to be paid to the surviving spouse until his or her death.

If there are joint contract owners and the GLWB first partial withdrawal has not occurred before the owner’s death (prior to the freedom date), then under spousal continuance, if elected, the LPA for the surviving spouse will be determined based on their age as of the GLWB first partial withdrawal date.  The surviving spouse is eligible for any remaining GLWB roll-up amounts. After the GLWB first partial withdrawal (or the freedom date), the LPA will be paid to the surviving spouse until his or her death.

If there are joint contract owners and the GLWB first partial withdrawal has occurred before the owner’s death (prior to the freedom date), under spousal continuance, if elected, the LPA for the surviving spouse will be determined based on the youngest of the two GLWB covered persons, reducing the LPP by ½ percent, as of the GLWB first partial withdrawal date. The LPA will be paid to the surviving spouse until his or her death.

Maturity Date/Annuity date

The annuity date is the date on which annuity payments will begin under the annuity option you have selected.  The earliest possible annuity date under the Contract is the 2nd Contract anniversary at which time you may annuitize your full surrender value.  The maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday. You may change the annuity date to an earlier date by sending written notice to our Customer Service Center.  We must receive your written notice at least 30 days prior to the designated annuity date. The selection of an annuity date at the annuitant’s advanced age could have tax consequences so you should consult a tax adviser.

If you have not previously annuitized, then on the maturity date you may:

1.       take the surrender value, in one lump sum, or

2.       convert the surrender value, into an annuity payable to the payee under one of the payment options as described below.

If you annuitize before the freedom date, the GLWB will terminate on the annuity date and annuity payments may be less than the lifetime payment amount under the GLWB. You should contact us to obtain the current lifetime payment amount and annuity payment values before annuitizing. You should also consult with your financial representative to determine which option is more appropriate.

Electing an Annuity Payment Option

You may apply the proceeds of a surrender to affect an annuity payment option.  If you do not choose an annuity payment option at least 30 days prior to the maturity date, on the maturity date your surrender value will be applied to a 10 year certain and life fixed annuity payment option.  The first monthly annuity payment will be made within one month after the annuity date. You cannot elect or change your annuity date without choosing an annuity payment option.

Only fixed payment options are available under this Contract. Fixed payment options are obligations of the insurer’s general account and are subject to the insurer’s claims-paying ability.

Currently, the payment options are only available if the proceeds applied are $2,000 or more and the annual payment is more than $240.  We reserve the right to change the payment frequency so that payments are at least $100.

The annuitant’s actual age will affect each payment amount for annuity payment options involving life income.  The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.  For annuity payment options that do not involve life payment, the length of the payment period will affect the amount of each payment.  With a shorter period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.

The payee or any other person who is entitled to receive payments may name a beneficiary to receive any amount that we would otherwise pay to that person’s estate if that person died. The person who is entitled to receive payment may change the beneficiary at any time.

Annuity payment options will be subject to our rules at the time of selection. We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary or an assignee.  Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes:

•         rules on the minimum amount we will pay under an option;

•         minimum amounts for installment payments;

•         the naming of people who are entitled to receive payment and their beneficiaries; and

•         the ways of proving age, gender, and survival.

You must elect the payment option at least 30 days before the annuity date. Once fixed payments begin, they may not be changed or the contract surrendered.

If your Contract is a Qualified Contract, payment options without a life contingency may not satisfy minimum required distribution rules.  Consult a tax advisor before electing such an option.

Fixed Payment Options

Payments under the fixed options are not affected by the investment experience of any investment option.  The surrender value as of the annuity date will be applied to the fixed option selected.  The guaranteed payment option rates included in the Contract are based on guaranteed interest at a rate of 1.00% a year.  We may use our then current payment option rates (which may reflect interest at a rate that is above the 1.00% guaranteed rate)  if they are more favorable for you than the guaranteed rates.

Payment Options

The following four payout options are available:

1.       Income for Specified Period: We pay installments for a specified period of 5 to 20 years.  We will pay the amount applied in equal installments plus applicable interest. This option may not satisfy required minimum distribution rules for qualified contracts.  Consult a tax advisor before electing this option under a qualified contract. By current company practice we may offer other options.

2.       Income for a Specified Amount: We pay income of the specified amount until the principal and interest are exhausted. The specified amount is subject to the limitation that principal and interest must be payable for at least 5 years and must be exhausted at the end of 20 years. This option may not satisfy required minimum distribution rules for qualified contracts. Consult a tax advisor before electing this option under a qualified contract. If the annuitant dies prior to the first specified amount payment, the beneficiary can receive the payments in the same manner as elected by the annuitant or elect a lump sum payout. By current company practice we may offer other options.

3.       Payment of Life Income: We will pay monthly income for life.  You may choose from 1 of 2 ways to receive the income:

a.       Life Annuity: We will pay monthly income for life.  With a life annuity payment option, payments will only be made as long as the annuitant is alive.  Therefore, if the annuitant dies after the first payment, then only one payment will be made.

b.       Life Annuity With Certain Period: We will pay equal monthly payments for either 120 or 240 guaranteed payments, and then for as long as the annuitant is living thereafter. The period certain options are 10 and 20 years. By current company practice we may offer other options.

4.       Joint and Survivor Income: We will make monthly payments until the last surviving annuitant’s death.  Therefore, if both annuitants die after the first payment, then only one payment will be made.  The annuitant must be at least 50 years old and the second annuitant must be at least 45 years old at the time of the first monthly payment.

Death Benefit

If the owner dies before the annuity date and while the Contract is still in force, we will pay the death benefit to the beneficiary once we receive (at our Customer Service Center) satisfactory proof of the owner’s death, an election of how the death benefit is to be paid, and any other documents or forms required all in good order.

If an owner dies prior to the annuity date, then the death benefit must be paid within 5 years of the owner’s death (other than amounts payable to, or for the benefit of, the surviving spouse of the owner). For joint owners the death benefit is paid upon the first death.

Spousal Continuation is available only if the spouse (1) was married to the deceased owner, as recognized by Federal law, as of the date of the deceased owner’s death, (2) is the sole primary beneficiary, and (3) qualifies for spousal continuance under the GLWB (see spousal continuance, above, under Contract Termination on page 27). Under spousal continuation, a surviving spouse may choose to treat the Contract as his or her own Contract.

If there are joint Contract owners and an owner dies after the freedom date, then (a) the GLWB benefit continues until the death of the second owner to die; and (b) the Contract death benefit, if any, is paid upon the first death unless the survivor continues the contract under spousal continuation.

If there are joint Contract owners and an owner dies before the freedom date, then the survivor can elect to (a) continue the contract under spousal continuation and the GLWB benefit would continue until the death of the second owner, or (b) receive the Contract death benefit and the Contract and GLWB benefit would terminate.

If there are joint Contract owners and the sole beneficiary is not the spouse, the surviving joint owner will be the designated primary beneficiary and any other beneficiaries on record will be treated as contingent beneficiaries.

When a death benefit is paid on the death of an owner or a joint owner and a payment option is selected, the payment option must be an annuity for the life of the payee or for a period extending no longer than the payee’s life expectancy, and payments must begin within one year of the date of death.

The amount of the death benefit will be the accumulation value on the business day that our Customer Service Center receives a complete death benefit claim, which includes all of the following in good order: (a) proof of death acceptable to us, (b) an election of how the death benefit is to be paid, and (c) any other documents or forms that we require. If there are multiple beneficiaries, each beneficiary will receive their proportional share of the death proceeds as of the date we receive an election of how that beneficiary’s portion of the death benefit  is to be paid (or if later, when all good order requirements are met). In the rare case where there is a delay in sending the death benefit check to the beneficiary, the amount paid to the beneficiary is the death benefit at the time we received the death claim in good order plus any accrued interest, if applicable, (at the state required interest rate) from the date the death claim was received in good order to the time in which the death claim check is sent to the beneficiary.

If the owner dies on or after the annuity date, then any remaining amounts, must be paid at least as rapidly as the benefits were being paid at the time of the owner’s death. Other rules relating to distributions at death apply to Qualified Contracts.

If any owner is a non-natural person, the death benefit is paid upon the death of an annuitant.

If joint owners die within 24 hours of one another, they are considered to have died simultaneously and the eldest is presumed to have died first.

Naming different persons as owner and annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming owners, annuitants, and beneficiaries, and consult your registered representative if you have questions.  State premium taxes may be deducted from the death benefit proceeds.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract’s maturity date or date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation.  To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.  Such updates should be communicated in writing, by telephone, or other approved electronic means at our Customer Service Center.

CHARGES, FEES AND DEDUCTIONS

Mortality and Expense Risk Charge

We deduct a daily charge for mortality and expense risks currently at an effective annual rate to 0.90% of the accumulation value in the Separate Account.  The investment option’s accumulation unit values reflect this charge.  We expect to profit from this charge.  We may use the profit for any purpose including paying distribution expenses.  The level of this charge is guaranteed for the life of the Contract and may not be increased after the Contract is issued.

The mortality risk we bear arises, in part, from our obligation to make monthly annuity payments regardless of how long the annuitant or any individual may live.  These payments are guaranteed in accordance with the annuity tables and other provisions contained in your Contract.  This assures you that neither the longevity of the annuitant , nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the Contract.  Our obligation, therefore, relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement.  We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Asset Based Administration Charge

We deduct a daily charge for asset based administration expenses at an effective annual rate of 0.35% of the accumulation values in the Separate Account.  We deduct this charge proportionally from each investment option.  This charge is for our record keeping and other expenses incurred in maintaining the Contracts.  The level of this charge is guaranteed for the life of the Contract and may not be increased after the Contract is issued.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT CHARGE

We currently deduct a charge of 1.45% per annum of the GLWB value (deducted quarterly from the accumulation value).  We can increase this charge at our discretion, but it is guaranteed not to exceed 2.50% per annum.  This charge will be withdrawn from your accumulation value on each contract quarter.  We will charge you the GLWB charge based on your current GLWB value. We will calculate the quarterly charge by (1) taking the current annual percentage charge for the GLWB, (2) multiplying it by the GLWB value, and (3) dividing the result by four. The GLWB charge will not reduce the GLWB value, trigger the GLWB lifetime payments, or reduce the free withdrawal amount. We will not deduct the GLWB charge on Contract termination, annuitization or when the Contract reaches the freedom date.

Transfer Charge

We reserve the right to charge $15 per transfer for transfers in excess of 15 per Contract year. By current company practice we do not assess this charge. If assessed, this charge will be deducted from the amount that is transferred prior to the allocation to a different investment option. The fee is waived for transfers in connection with automatic rebalancing programs.

Charges in the Portfolios

The fund companies charge their portfolios for managing investments and providing services.  The portfolios may also pay operating expenses.  Each portfolio’s charges and expenses vary. See the prospectus provided by the fund company for more information.

In addition, certain investment options may impose liquidity fees and redemption fees on certain transactions (pursuant to SEC rules 2a-7 and 22c-2 under the Investment Company Act of 1940). Any such fees will be passed through and charged to the applicable Contract Owners.

State Premium Taxes

Midland National reserves the right to deduct premium taxes from the surrender value at surrender, maturity or annuitization and from the accumulation value at death, a charge for any state premium taxes levied by a state or any other government entity.  State premium taxes currently levied by certain jurisdictions vary from 0% to 3.5% and is based on your current residence state.  This range is subject to change.  The states currently participating in this premium tax practice are California, Maine, Nevada, South Dakota, West Virginia, Wyoming and the territory of Puerto Rico.  These states and jurisdictions are subject to change.

Other Taxes

At the present time, we do not make any charges to the Separate Account for any federal, state, or local taxes (other than state premium taxes) that we incur which may be attributable to such Separate Account or to the Contracts.  We reserve the right to make a charge for any such tax or economic burden resulting from the application of the tax laws.

Surrender Charge

You may withdraw all or part of your surrender value by sending us a written request at our Customer Service Center in good order.  The surrender value is the Separate Account accumulation value minus any applicable surrender charges.  In some states a premium tax charge may also be deducted.  (Surrenders and partial withdrawals may be restricted by a retirement plan under which you are covered.)  Partial withdrawals from an investment option must be made in amounts of $100 or more (except for systematic withdrawals described below). For a full surrender, you must send in your Contract with your surrender request.

We will deduct applicable surrender charges from any surrender or partial withdrawal of premiums (including a surrender to effect an annuity and on systematic withdrawals) that exceeds the free withdrawal amount. This charge partially reimburses us for the selling and distributing costs of this Contract.  These include commissions and the costs of preparing sales literature and printing prospectuses.  If the surrender charge is insufficient to cover all distribution expenses, then the deficiency will be met from our surplus that may be, in part, derived from mortality and expense risk charge (described above).

The surrender charge will be determined as a percentage of each premium payment withdrawn and will be based on the length of time between when each premium payment is paid and when partial withdrawals or a surrender occurs. When determining the applicable surrender charge, the premium payments will be deemed to be withdrawn on a First-In, First-Out (FIFO) basis. When calculating surrender charges, earnings are defined as the excess of the accumulation value over the sum of remaining premiums. Any withdrawals will be deducted from the remaining premiums first on a FIFO basis (that is, the oldest premiums, with the lowest surrender charges, will be deemed withdrawn first) and second to earnings, if any.  In determining what the surrender charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For purposes of calculating surrender charges, we assume that surrenders and partial withdrawals are made in the following order:

1.       First from premium payments no longer subject to a surrender charge;

2.       Then from the free withdrawal amount;

3.       Then from premium payments subject to a surrender charge on a FIFO basis; and

4.       Earnings, if any.

The surrender charge schedule is as follows:

Age of Each Premium Payment (Number of Years)	Surrender Charge (As a Percentage of Premium Payments Withdrawn)
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7+	0%

No surrender charge will be assessed upon:

            (a)        payment of death benefits;

            (b)        exercise of the free look right;

            (c)        withdrawal less than or equal to the free withdrawal amount.

The surrender value cannot be greater than the accumulation value, but in no event will it be less than the minimum required by the laws of the state in which this Contract is delivered. At the time of withdrawal, if your accumulation value is less than your remaining premium, the surrender charge will still be assessed (measured by) against the full remaining premium amount.

Free Withdrawal Amount

You can make penalty free withdrawals, without incurring a surrender charge, each Contract year your Contract is in the surrender charge period. During the first Contract year, the free withdrawal amount is the greater of 1), 2), or 3):

1)      Any partial withdrawal taken as part of the GLWB lifetime payment amount;

2)      10% of the initial premium deposit; or

3)      IRS Required Minimum Distribution (RMD).

After the first Contract year and during the surrender charge period, the free withdrawal amount is the greater of 1), 2), 3), or 4):

1)      Any premium payments out of the surrender charge period;

2)      Any partial withdrawal taken as part of the GLWB lifetime payment amount;

3)      10% of beginning of the Contract year remaining premium (premium payments less than seven years old - that is, premiums not out of the surrender charge period); or

4)      IRS Required Minimum Distribution (RMD).

Charges assessed for the GLWB, on each Contract quarter, will not reduce your free withdrawal amount.

We will allow the free withdrawal amount to be taken in multiple withdrawals each Contract year. If the free withdrawal amount is not withdrawn or if less than the available free withdrawal amount is withdrawn, the amount not taken during the Contract year will not be carried over to subsequent years. A withdrawal may have Federal income tax consequences that can include income tax penalties and tax withholding. See “FEDERAL TAX STATUS” on page 34.

Amounts withdrawn under the Contract to comply with IRS minimum distribution rules will not be subject to a surrender charge. The free withdrawal provision pertaining to the IRS minimum distribution will be calculated solely on the accumulation value of this Contract.  Amounts withdrawn to comply with IRS minimum distribution rules will reduce the amount available under the free withdrawal amount.

If the total withdrawals exceed the free withdrawal amount, then surrender charges are applied on the withdrawal amount in excess of the free withdrawal amount. Before taking a withdrawal, you should consult a tax advisor to consider the tax consequences of a withdrawal on your variable annuity contract. See “FEDERAL TAX STATUS” on page 34.

The following example is provided to help you better understand how the surrender charges are assessed to premium payments.

Example: A Contract with a single premium of $100,000, no additional premium payments and there are no partial withdrawals taken. In this example, the $10,000 shown in the calculations below is the free withdrawal amount.  The surrender charge amount for a full surrender of this Contract, in the applicable time period (the first column)  is given in the second column of the table below.

Length of Time From Premium Payment to Full Surrender (Number of Years)	Surrender Charge
Less than one	($100,000 - $10,000) * 8% = $7,200
1 – 2	($100,000 - $10,000) * 8% = $7,200
2 – 3	($100,000 - $10,000) * 7% = $6,300
3 – 4	($100,000 - $10,000) * 6% = $5,400
4 – 5	($100,000 - $10,000) * 5% = $4,500
5 – 6	($100,000 - $10,000) * 4% = $3,600
6 – 7	($100,000 - $10,000) * 3% = $2,700
7 +	($100,000 - $10,000) * 0% = $0

Please note that these surrender charges apply even if the accumulation value has declined to less than premium of $100,000 due to poor investment performance (and fees and expenses), since the charge is a percentage of the premium deemed withdrawn, not a percentage of the accumulation value withdrawn.

FEDERAL TAX STATUS

Introduction

NOTE:  We have prepared the following information on federal income taxes as a general discussion of the subject.  It is not intended as tax advice to any individual.  No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Contract.  You should consult your own tax advisor about your own circumstances.  We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

Deferred annuities are a way of setting aside money for future needs like retirement.  Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules provide that generally you will not be taxed on the gain, if any, on the money held in your annuity contract until you take the money out.  This is referred to as tax deferral.  There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract – qualified or nonqualified (discussed below).

You will generally not be taxed on increases in the value of your Contract until a distribution occurs – either as a surrender or as annuity payments.

When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a Non-Qualified Contract, the contract will generally not be treated as an annuity for tax purposes and any increase in the excess of the accumulation value over the investment in the Contract during the taxable year must generally be included in income. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax advisor.

Qualified and Non-Qualified Contracts

If you invest in a variable annuity as part of an individual retirement plan, your annuity is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Qualified contracts are issued in connection with the plans listed below.  There is additional information about qualified contracts in the SAI.

•         Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the annuity.  Distributions from an IRA are generally subject to tax and, if made before age 59½, may be subject to a 10% penalty tax.

•         Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax.  The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Distributions that are rolled over to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. An individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions of an IRA to a Roth IRA.

Minimum Distribution Rules and Eligible Rollover Distributions

Qualified contracts have minimum distribution rules that govern the timing and amount of distributions.  If you are attempting to satisfy these rules before the annuity date, the value of the GLWB and any enhanced death benefit may need to be included in calculating the amount required to be distributed. Consult with and rely upon your tax advisor. In addition, the income for a specified period and income for a specified amount options may not always satisfy minimum required distribution rules. Consult with and rely upon your tax advisor before electing this option.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity.  The annuity must also meet certain distribution requirements at the death of the annuitant or an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the SAI.  Midland National may modify the contract to attempt to maintain favorable tax treatment.

Owner Control

In some circumstances, owners of variable contracts who retain control over the investment of the underlying separate account assets may be treated as owners of those assets and may be subject to tax on income produced by those assets when earned, rather than deferred.  While you can allocate some or all of your accumulation value from one investment option to another, because you cannot direct the investments each investment option makes, we do not believe this causes you to be treated as the owner of the underlying investments.

Surrenders and Partial Withdrawals

If you make a partial withdrawal from a Non-Qualified Contract before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from gain and then from your premium payments.  When you make a partial withdrawal, you are taxed on the amount of the surrender that is gain.  If you make a full surrender, you are generally taxed on the amount that your surrender proceeds exceed the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals that came out of the premiums)..  See “Annuity Payments” below.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan.  The “investment in the contract” generally equals the amount of your non-deductible premium payments.  In many cases, the “investment in the contract” under a Qualified Contract can be zero.

The Internal Revenue Code also provides that surrendered gain may be subject to a penalty.  The amount of the penalty is equal to 10% of the amount that is includable in income.  Some surrenders will be exempt from the penalty.  In general, in the case of a distribution from a Non-Qualified Contract, this includes any amount:

•         paid on or after the taxpayer reaches age 59½;

•         paid after an owner dies;

•         paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);

•         paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•         paid under an immediate maturity; or

•         which come from premium payments made prior to August 14, 1982.

Special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult your tax adviser with regard to exceptions from the penalty tax.

GLWB Benefit

The tax treatment of payments under the policy is unclear.  In particular, it is not clear whether lifetime payments made after the freedom date or after the Contract’s accumulation value is zero will be taxed as withdrawals or as annuity payments.  This is significant for nonqualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly, for qualified contracts, we will apply the non-annuity rules for determining the IRS required minimum distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. Consult with and rely upon your tax advisor.

Multiple Contracts

All nonqualified deferred contracts that are issued by Midland National (or its affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Withholding

Distributions from Qualified and Non-Qualified Contracts are generally subject to withholding for your federal income tax liability.  The withholding rate varies according to the type of distribution and your tax status except with respect to eligible rollover distributions, as described above. You will be provided the opportunity to elect not to have tax withheld from distributions when allowed by law.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for Non-Qualified and certain Qualified Contracts, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined by dividing the “investment in the contract” on the annuity date by the total expected value of the annuity payments for the term of the payments.  This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income.  Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

If, after annuitization , annuity payments stop because an annuitant  has died, the excess (if any) of the “investment in the contract” as of the annuitization over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last taxable year.

Partial Annuitization

If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.  None of the payment options under the Contract are intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Medicare Tax

Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the Medicare tax on investment income.  Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts.   Please consult a tax advisor for more information.

Definition of Spouse under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and GLWB benefit.  All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law.  The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages  recognized under state law will be recognized for federal law purposes.  Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.  Consult a tax advisor for more information on this subject.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information regarding U.S. federal income tax consequences to annuity owners that are U.S. persons.  Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies.  In addition, such distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective foreign owners are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation for any annuity contract purchase.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of the annuitant (only if the owner is a non-natural person) or an owner. Generally, such amounts should be includable in the income of the recipient:

•         if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or

•         if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchange of Contracts

A transfer of ownership or absolute assignment of a Contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion.  An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

Transfers of Non-Qualified Contracts for less than full and adequate consideration to the Contract owner at the time of such transfer, will trigger taxable income on the gain in the Contract, with the transferee getting a step-up in basis for the amount included in the Contract owner’s income.  This provision does not apply to transfers between spouses or transfers incident to a divorce.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  You should consult a tax advisor with respect to legal developments and their effect on the Contract.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary.  Consult with and rely on an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under Federal tax law.

ADDITIONAL INFORMATION

Transfer Limitations

Frequent, large, programmed or short-term transfers among investment options, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Contract owners.  In particular, such transfers may dilute the value of the portfolios’ shares, interfere with the efficient management of the portfolios’ investments, and increase brokerage and administrative costs of the portfolios.  In order to try to protect our Contract owners and the portfolios from potentially harmful trading activity, we have implemented certain market timing and excessive trading policies and procedures (the “Market Timing Procedures”).  Our Market Timing Procedures are designed to detect and prevent frequent or short-term transfer activity among the investment options of the Separate Account that may adversely affect other Contract owners or portfolio shareholders.

More specifically, currently our Market Timing Procedures are intended to detect potentially harmful trading or transfer activity by monitoring for excessive trading.  We currently define excessive trading as:

•         More than one purchase and sale of the same investment option within a 60-calendar day period, commonly referred to as a “round trip”.  Two or more “round trips” involving the same investment option within a 60-calendar day period is considered excessive trading.

•         Six round-trips involving the same investment option within a twelve month period.

We may review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters.  We may review those transfers (and other transfers in the same Contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful.  We may honor and process the second transfer request, but if we believe that the activity is potentially harmful, we may suspend that Contract’s transfer privileges and we may not accept another transfer request telephonically or electronically (fax, internet, etc.) for 14 business days. We may attempt to inform the Contract owner (or registered representative) by telephone that their transfers have been deemed potentially harmful to others and that their telephone and electronic transfer privilege is suspended for 14 days.  If we do not succeed in reaching the Contract owner or registered representative by phone, we may send a letter by first class mail to the Contract owner’s address of record.

We reserve the right to apply our market timing procedures to all of the investment options available under the Contracts, including those investment options that invest in portfolios that affirmatively permit frequent and short-term trading in other variable annuity contracts offered by us or other insurance companies.  Therefore, if you allocate premiums or your accumulation value to this type of investment option, you may indirectly bear the effects of market timing or other frequent trading. These portfolios might not be appropriate for long-term investors.  For a complete description of each portfolios’ trading policies, review each portfolios’ prospectus.

In addition to our own market timing procedures, managers of the investment portfolios might contact us if they believe or suspect that there is market timing or other potentially harmful trading, and if so we will take appropriate action to protect others.  In particular, we may, and we reserve the right to, reverse a potentially harmful transfer.  If so, we will inform the Contract owner and/or registered representative. You will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, we reserve the right to delay or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the portfolios available through Separate Account C, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers.  If this occurs, we will attempt to contact you by telephone for further instructions.  If we are unable to contact you within 5 business days after we have been advised that your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment option.  You should also be aware that as required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose portfolios are offered through the Contract.  Contract owner trading information is shared under these agreements as necessary for the fund companies to monitor portfolio trading and may include personal contract information, including names and social security numbers or other tax identification numbers.  As a result of this information sharing, a fund company may direct us to restrict a Contract owner’s transactions if the fund company determines that the Contract owner has violated the portfolio’s excessive/frequent trading policy.  This could include the fund company directing us to reject any allocations of premium or Contract value to the portfolio or all portfolios within the fund family.  We are contractually obligated to comply with all restrictions imposed by the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other Contract owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers).  We may change our parameters to monitor for a different number of transfers with different time periods, and we may include other factors such as the size of transfers made by Contract owners within given periods of time, as well as the number of “round trip” transfers into and out of particular investment options for purposes of applying the parameters used to detect potential market timing and other potentially harmful activity.  We may aggregate transfers made in two or more Contracts that we believe are connected (for example, two Contracts with the same owner, or owned by spouses, or owned by different partnerships, trusts, or corporations that are under common control, etc.).

We do not include transfers made pursuant to the portfolio rebalancing program in these limitations. We may vary our market timing procedures from investment option to investment option, and may be more restrictive with regard to certain investment options than others.  We may not always apply these detection methods to investment options investing in portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.  Currently, we do not intend to apply these frequent trading detection methods or restrictions to portfolios that are open for frequent transfers, indicated by an “*” in the list shown on page 2 of this prospectus.

We reserve the right to place restrictions on the methods of implementing transfers for all Contract owners that we believe might otherwise engage in trading activity that is harmful to others.  For example, we might only accept transfers by original “wet” Contract owner signature conveyed through the U.S. mail (that is, we can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means, or overnight courier service). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Contract owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection.  Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations.  In addition, the terms of the contract may also limit our ability to restrict or deter harmful transfers.  Furthermore, the identification of Contract owners determined to be engaged in transfer activity that may adversely affect other Contract owners or portfolios’ shareholders involves judgments that are inherently subjective.  Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit value to others. We apply our Market Timing Procedures consistently to all Contract owners without special arrangement, waiver, or exception.  We may vary our Market Timing Procedures among our other variable insurance products to account for differences in various factors, such as operational systems and Contract provisions.  In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed large, or short-term transfers among investment options of variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company.  We were organized in 1906, in South Dakota, as a mutual life insurance company at that time named “The Dakota Mutual Life Insurance Company.”  We were reincorporated as a stock life insurance company, in 1909.  Our name “Midland” was adopted in 1925.  We were redomesticated to Iowa in 1999.  We are licensed to do business in 49 states, the District of Columbia, Puerto Rico, the Virgin Islands, Guam and the Mariana Islands.  Our Principal Office address is:

Midland National Life Insurance Company

4350 Westown Parkway

West Des Moines, IA 50266

Phone: (877) 586-0240 (toll-free)

Please note all inquiries, correspondence and premium payments should be sent to our Customer Service Center.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas.  Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Financial Condition

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our general account to our Contract owners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments.  It is important to note, however, that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, as well as the loss in market value of those investments.  We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our Contract owners or to provide collateral necessary to finance our business operations.

We encourage both existing and prospective Contract owners to read and understand our financial statements, which are included in the Statement of Additional Information ("SAI").  You can obtain a free copy of the SAI by writing to us at our Customer Service Center, calling us at (866) 747-3421, or faxing us at (866) 511-7038.  The overnight mailing address is Midland National Customer Service Center, Mail Zone 547, 5801 SW 6th Avenue, Topeka, Kansas 66636-1001.

Portfolio Voting Rights

We invest the assets of our Separate Account investment options in shares of the portfolios.  Midland National is the legal owner of the shares and has the right to vote on certain matters.  Among other things, we may vote:

•         to elect the Funds’ or Trust’s Board of Directors/Trustees,

•         to ratify the selection of independent auditors for the portfolios,

•         on any other matters described in the portfolios’ current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and

•         in some cases, to change the investment objectives and contracts.

Even though we own the shares, we may give you the opportunity to tell us how to vote the number of shares that are allocated to your Contract.

The funds companies will determine if and how often shareholder meetings are held.  As we receive notice of these meetings, we will ask for your voting instructions.  The portfolios are not required to and generally do not hold a meeting in any given year.

If we do not receive instructions in time from all Contract owners, then we currently intend to vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio.  We currently intend to vote any portfolio shares that we alone are entitled to vote in the same proportions that Contract owners vote. The effect of this proportional voting is that a small number of Contract owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the portfolio in our own right or to restrict owner voting, then we may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the portfolios in which your accumulation value has been invested.  We determine your voting shares in each investment option by dividing the amount of your accumulation value allocated to that investment option by the net asset value of one share of the corresponding portfolio. This is determined as of the record date set by the Fund’s/Trust’s Board of Directors/Trustees for the shareholders meeting.

If you have a voting interest, then we will provide you proxy material and a form for giving us voting instructions.  In certain cases, we may disregard instructions relating to changes in the portfolio’s adviser or the investment adviser contracts of the portfolios.

Voting Privileges of Participants in Other Companies

Other insurance companies own shares in the portfolios to support their variable life insurance and variable annuity products.  We do not foresee any disadvantage to this.  Nevertheless, each Fund’s/Trust’s Board of Directors/Trustees will monitor events to identify conflicts that may arise and determine appropriate action.  If we disagree with any portfolio action, then we will see that appropriate action is taken to protect our Contract owners.  If we ever believe that any of the portfolios are so large as to materially impair its investment performance, then we will examine other investment options.

Our Reports to Owners

We send you a quarterly report within 31 days after the end of each calendar quarter showing the Contract accumulation value, surrender value, and the death benefit as of the end of the calendar quarter.  The report will also show the allocation of your accumulation value and reflects amounts deducted from or added to the accumulation value since the last report.

Confirmation notices will be sent to you for premiums, partial withdrawals, surrenders, transfers of amounts between investment options and certain other financial transactions within 5 business days of processing.

You should review your reports and statements carefully and promptly report any errors and discrepancies to our Customer Service Center. We will review and potentially correct any errors. You may lose certain rights and protections if you do not report errors promptly, except those that cannot be waived under the Federal securities laws.

We also currently intend to send you semi-annual reports with financial information on the portfolios.

Contract Periods, Anniversaries

We measure Contract years, Contract months, Contract quarters, and Contract anniversaries from the issue date shown on your Contract’s information page.  Each Contract month, Contract quarter and Contract year begins on the same day in each month, quarter and year respectively.  For this purpose, if that date is not a calendar date in every month, then we look forward to the first day of the next calendar month.

Dividends

We do not pay any dividends on the variable annuity Contract described in this prospectus.

Change of Address Notification

To protect you from fraud and theft, we may verify any changes in address you request by sending a confirmation of the change to both your old and new addresses.  We may also call you to verify the change of address.

Modification to Your Contract

Upon notice to you, we may modify your Contract to:

(a)    permit the Contract or the Separate Account to comply with any applicable law or regulation issued by a government agency;

(b)    assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

(c)    reflect a change in the operation of the Separate Account; or

(d)    provide additional investment options.

In the event of such modifications, we will make an appropriate endorsement to the Contract.

Your Beneficiary

You name your beneficiary in your Contract application.  The beneficiary is entitled to the death benefit of the Contract.  A beneficiary is revocable unless otherwise stated in the beneficiary designation.  You may change a revocable beneficiary during the owner’s lifetime.  We must receive written notice (signed and dated) informing us of the change.  Upon receipt and acceptance at our Customer Service Center, a change takes effect as of the date that the written notice is recorded by us.  We will not be liable for any payment made before we receive and accept the written notice.  If no primary beneficiary is living when the owner dies, the death benefit will be paid to the contingent beneficiary, if any.  If no beneficiary is living when the owner dies, then we will pay the death benefit to the owner’s estate.

If the sole beneficiary is not the spouse, the surviving joint owner will be the designated primary beneficiary and any other beneficiaries on record will be treated as contingent beneficiaries.

Assigning Your Contract

You may assign your rights in a Non-Qualified Contract.  You must send a copy of the assignment to our Customer Service Center.  The assignment does not take effect until we accept and approve it.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to refuse assignments or transfers at any time on a non-discriminatory basis. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we record notice of the assignment.  An absolute assignment is a change of ownership.  There may be tax consequences.

This Contract is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme.  This Contract may not be traded on any stock exchange or secondary market.

When We Pay Proceeds from This Contract

We will generally pay any death benefits, withdrawals, or surrenders within seven days after receiving the required form(s) in good order at our Customer Service Center.

We may delay payment or transfers for one or more of the following reasons:

•         The New York Stock Exchange is closed,

•         trading in securities has been restricted by the SEC,

•         if for any reason it is not practical to dispose of securities or fairly value net assets for any period during which an emergency exists,

•         The SEC by order permits us to delay payment to protect our Contract owners, or

•         your premium check(s) have not cleared your bank.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a Contract owner’s account.  If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments.  If a Contract or investment option is frozen, the applicable accumulation value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator.  We may also be required to provide information about you and your Contract to the government agencies and departments.

Distribution of the Contracts

We have entered into a distribution agreement with our affiliate, Sammons Financial Network, LLC (“Sammons Financial Network”) for the distribution and sale of the Contracts.  Sammons Financial Network is a Delaware limited liability company and its principal office is located at 4546 Corporate Drive, Suite 100, West Des Moines, IA 50266.  Sammons Financial Network is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company.  Sammons Financial Network may enter into written sales agreements with other broker-dealers (“selling firms”) for the sale of the Contracts.  We pay commissions to Sammons Financial Network for sales of the Contracts.

Sales commissions may vary, but the maximum commission payable in the first Contract year is 7.00% of premium payments. In addition, where lower commissions may be paid on premium payments, we may also pay up to a 1.00% trail commission starting in the second year of the Contract based on the accumulation value. We may also pay additional amounts and reimburse additional expenses of Sammons Financial Network based on various factors.

We also pay for Sammons Financial Network’s operating and other expenses, including the following sales expenses: sales representative training allowances; compensation and bonuses for the Sammons Financial Network’s management team; advertising expenses; and all other expenses of distributing the Contracts.

Sammons Financial Network pays selling firms all or a portion of the commissions received for their sales of  the Contract.  Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with Sammons Financial Network.

Non-cash items that we and Sammons Financial Network may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs.  Those programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

In addition to ordinary commissions, Sammons Financial Network operating and other expenses and non-cash items, we provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services.

We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the Contract: (a) the mortality and expense risks charge; (b) asset based administration charges; (c) surrender charges, and (d) payments, if any, received from the investment options, their distributors, service providers and/or managers.  Commissions and other incentives or payments described above are not charged directly to you or the Separate Account but they are reflected in the fees and charges that you do pay directly or indirectly.

Regulation

We are regulated and supervised by the Iowa Insurance Department.  We are subject to the insurance laws and regulations in every jurisdiction where we sell insurance and annuity contracts.  The provisions of this Contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell insurance and annuity contracts.  The officials are responsible for reviewing our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.  We are also subject to various federal securities laws and regulations.

Cybersecurity Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities.  Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized release of confidential customer information.  Such systems failures and cyberattacks affecting us, Sammons Financial Network, LLC, the underlying portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your accumulation value.  For instance, cyberattacks may:  interfere with our processing of Contract transactions, including the processing internet transactions or with the underlying portfolios; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage.  Cybersecurity risks may also impact the issuers of securities in which the underlying portfolios invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying portfolios or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future.

Legal Proceedings

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits.  In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, on the ability of Sammons Financial Network, LLC to perform under its distribution agreement, or on the ability of the Company to meet its obligations under the Contract.

Legal Matters

The law firm of Eversheds-Sutherland (US) LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

Financial Statements

The financial statements of Midland National Life Separate Account C at December 31, 2017, and for the periods disclosed in those financial statements, and the financial statements and schedules of Midland National Life Insurance Company at December 31, 2017 and 2016, and for the three years in the period ended December 31, 2017, appearing herein have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm.  The financial statements and schedules audited by PricewaterhouseCoopers LLP have been included in reliance on their report, given on their authority as experts in accounting and auditing. The mailing address for PricewaterhouseCoopers LLP is as follows:

PricewaterhouseCoopers LLP

699 Walnut Street, Suite 1300

Des Moines, IA 50309

The financial statements of Midland National Life Insurance Company should be considered only as bearing on the ability of Midland National to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of Separate Account C.

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the SAI is available which contains more details concerning the subjects discussed in this prospectus.  You can get this SAI by checking the appropriate box on the application form, by writing our Customer Service Center, or by calling our Customer Service Center’s Toll Free number at 1-866-747-3421.  The following is the Table of Contents for the SAI:

APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS

The Separate Account has a number of investment options, each of which invests in the shares of a corresponding portfolio. More detailed information about the portfolios and their investment objectives, policies, risks, expenses and other aspects of their operations appear in the portfolio prospectuses.

Certain portfolios may invest substantially all of their assets in other mutual funds.  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred to as "funds of funds" or "master-feeder funds."  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. Alternative investment strategies may be riskier than traditional investment strategies and may involve leverage or use various complex hedging techniques, like options and derivatives. These alternative investments create a mix of strategies that offers potential diversification benefits beyond traditional investment strategies.

Certain portfolios may employ volatility management strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.  There is no guarantee that a portfolio using a volatility management strategy can achieve or maintain its optimal risk targets, and the portfolio may not perform as expected.

You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Investment Policies of the Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies.  No one can promise that any portfolio will meet its investment objective.  A portfolio’s objectives and policies affect its returns and risks.  Each investment option’s performance depends on the experience of the corresponding portfolio.  You bear the risk that the underlying portfolios you have allocated amounts to will not meet their investment objectives.  The objectives of the portfolios are as follows:

Portfolio	Investment Objective	Investment Adviser
American Funds Insurance Series®
American Funds IS Blue Chip Income and Growth Fund Class 4	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Focus Growth V.I. Fund Class III	Seeks long-term capital growth.	BlackRock Advisors, LLC
BlackRock S&P 500 V.I. Fund Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors, LLC
BlackRock Total Return V.I. Fund Class III	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors, LLC
Deutsche Variable Insurance Portfolios
Deutsche Equity 500 Index VIP-B

Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index"), which emphasizes stocks of large US companies.

Deutsche Investment Management Americas Inc.; Northern Trust Investments, Inc. serves as sub-adviser
Janus Aspen Series
Janus Henderson Flexible Bond Portfolio Service Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Legg Mason Partners Variable Income Trust
Western Asset Core Bond Plus VIT Portfolio Class II

Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration within 30% of the average duration of the domestic bond market as a whole.

Legg Mason Partners Fund Advisor, LLC, investment manager; Western Asset Management Company, Western Asset Management Company Limited, Western Asset Management Company Ltd. and Western Asset Management Company Pte Ltd., sub-advisers

MFS® Variable Insurance Trust II
MFS Corporate Bond Portfolio Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
Oppenheimer Variable Account Funds
Oppenheimer Main Street Fund/VA Service Class	Seeks capital appreciation.	OFI Global Asset Management, Inc.; OppenheimerFunds, Inc. serves as sub-adviser
PIMCO Variable Insurance Trust
PIMCO VIT Total Return Portfolio Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC

The portfolios sell their shares to Separate Accounts of various insurance companies to support both variable life insurance and variable annuity contracts, and to qualified retirement plans.  We currently do not foresee any disadvantages to our Contract owners arising from this use of the portfolios for this type of mixed and shared funding.  The funds companies will monitor for possible conflicts arising out of this practice.  If any such conflict or disadvantage does arise, we and/or the applicable fund companies may take appropriate action to protect your interests.

The portfolios available under the Contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual funds that have very similar or nearly identical names and that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance and results of any of the portfolios that are available under the Contracts may be lower, or higher, than the investment results of such other (publicly available) mutual funds.  There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment adviser or manager and the same investment objectives and policies and a very similar or nearly identical name.

The portfolios offered through the Contract are selected by Midland National based on several criteria, including asset class coverage, the alignment of investment objectives of a portfolio with our hedging strategy, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Of course, we also consider whether the portfolio’s adviser is an affiliate of ours. We also consider whether the portfolio, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for the sale of the policies. Another factor that we consider during the selection process is whether the portfolio or one of its service providers (e.g., the investment adviser or sub-advisers) will make payments to us or our affiliates in connection with certain administrative, marketing and support services, and the amount of any such payments, or whether affiliates of the funds can provide marketing and distribution support for sales of the Contracts.

The portfolios were also selected in light of the GLWB feature.  In this regard, we selected portfolios that may be considered more conservative than many other portfolios in order to limit the risk that we bear in guaranteeing the GLWB benefits. This may limit your potential for upside investment gains.

You are responsible for choosing the investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and by your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you decisions regarding investment allocations should be carefully considered and periodically re-evaluated.

Other portfolios (or available classes) may have lower fees and better overall investment performance.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund company’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the entire risk for the allocation of your premiums and accumulation value among the investment options whether or not you use the service of an adviser.  We are not responsible for any investment or other advice or services that you may receive.

You bear the risk of any decline in the accumulation value of your Contract resulting from the performance of the investment options you have chosen.

We do not recommend or endorse any particular portfolio or portfolios and we do not provide investment advice.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the Separate Account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940, as amended, or other applicable law.

APPENDIX B – STATE VARIATIONS

Certain contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in riders or endorsements to your Contract.

This Appendix B contains an overview of state specific variations.

For Contracts issued in the state of Alabama, the following variations apply:

The contract contains specific information relating to binding arbitration of all disputes.

For Contracts issued in the state of Florida, the following variations apply:

The cover page of the contact contains an 800 number to obtain additional contract information and/or to receive assistance in resolving complaints. The Owner has the right to annuitize after one year for the accumulation value.

APPENDIX C – GLWB Examples

GLWB Roll-up Examples:

Example 1:

Assume a Contract in the GLWB roll-up period at Contract year end has the following values:

Total Premiums in the Contract = $100,000

GLWB value = $150,000

S&P 500 Capital Appreciation index gains over the Contract year = 10%

GLWB roll-up amount for the Contract year = $9,500.  The calculations are as follows:

GLWB roll-up percentage = 9.5% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 10% (index gains)

GLWB roll-up amount = $9,500 = 9.5% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $159,500 = $150,000 (prior GLWB value) + $9,500 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $159,500 = $159,500.  The accumulation value is not affected by this calculation.

Example 2:

Assume a Contract in the GLWB roll-up period at Contract year end has the following values:

Total Premiums in the Contract = $100,000

GLWB value = $195,000

S&P 500 Capital Appreciation index gains over the Contract year = 10%

GLWB roll-up amount for the Contract year = $5,000.  The calculations are as follows:

GLWB roll-up percentage = 9.5% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 10% (index gains)

GLWB roll-up amount = $9,500 = 9.5% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $204,500 = $195,000 (prior GLWB value) + $9,500 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $204,500 = $200,000.  The accumulation value is not affected by this calculation. Since the maximum GLWB value has been reached, the GLWB roll-up period terminates and the Contract will no longer be eligible for GLWB roll-ups.

Example 3:

Assume a newly issued Contract in the GLWB roll-up period at Contract issue makes no additional premiums and takes no withdrawals during the first 4 Contract years has the following values:

Total Premiums in the Contract = $100,000

GLWB value = $100,000

S&P 500 Capital Appreciation index gains over the Contract years:

Contract year 1 = 10%

Contract year 2 =  -10%

Contact year 3 = 0%

Contract year 4 = 5%

GLWB roll-up amount for the Contract year 1 = $9,500.  The calculations are as follows:

GLWB roll-up percentage = 9.5% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 10% (index gains)

GLWB roll-up amount = $9,500 = 9.5% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $109,500 = $100,000 (prior GLWB value) + $9,500 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value at the end of Contract year 1 is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $109,500 = $109,500.  The accumulation value is not affected by this calculation.

GLWB roll-up amount for the Contract year 2 = $2,000. The calculations are as follows:

GLWB roll-up percentage = 2% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 0% (index gains).  Note; if the index gains are less than zero then it is set to 0% for the GLWB roll-up percentage calculation.

GLWB roll-up amount = $2,000 = 2% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $111,500 = $109,500 (prior GLWB value) + $2,000 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value at the end of Contract year 2 is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $111,500 = $111,500.  The accumulation value is not affected by this calculation.

GLWB roll-up amount for the Contract year 3 = $2,000. The calculations are as follows:

GLWB roll-up percentage = 2% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 0% (index gains).

GLWB roll-up amount = $2,000 = 2% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $113,500 = $111,500 (prior GLWB value) + $2,000 (GLWB roll-up amount)

Maximum GLWB value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value at the end of Contract year 3 is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $113,500 = $113,500.  The accumulation value is not affected by this calculation.

GLWB roll-up amount for the Contract year 4 = $5,750. The calculations are as follows:

GLWB roll-up percentage = 5.75% = 2% (fixed roll-up percentage) + 75% (index gains participation rate) * 5% (index gains).

GLWB roll-up amount = $5,750 = 5.75% (GLWB roll-up percentage) * $100,000 (total premiums in Contract)

Calculated new GLWB value = $119,250 = $113,500 (prior GLWB value) + $5,750 (GLWB roll-up amount)

Maximum GLWB Value = $200,000 = 200% * $100,000 (total premiums in Contract)

The new GLWB value at the end of Contract year 4 is the smaller of the maximum GLWB value and the calculated new GLWB value = smaller of $200,000 and $119,250 = $119,250.  The accumulation value is not affected by this calculation.

Partial Withdrawals Examples:

Example 1:

Assume a Contract is issued to a single owner issue age 56 has the following values and transactions:

Initial Premium = $50,000

1 month after the Contract issue date, there is a partial withdrawal = $1,500

3 months after the Contract issue date, there is an additional premium contribution = $10,000

GLWB value at issue= $50,000 (equals the initial premium)

Lifetime payment amount available at issue = $1,500 = $50,000 (GLWB value at issue) * 3% (lifetime payment percentage based on a single life issue age 56)

IRS RMD at Contract issue = $0

The free withdrawal amount available during the 1st Contract year = $5,000 = the maximum of 10% * $50,000 (initial premium) and $0 (RMD required at Contract issue) and $1,500 (lifetime payment amount available at Contract issue).

Due to the partial withdrawal, the lifetime payment amount is set 1 month after the Contract issue date to $1,500 per Contract year and the GLWB roll-up period has ended.  The calculations are as follows:

Lifetime payment amount = $1,500 = $50,000 (GLWB value at1st partial withdrawal) * 3% (applicable lifetime payment percentage for single life 56 at last birthday on 1st partial withdrawal date).

The amount of surrender charge assessed upon the partial withdrawal = $0.  The calculations are as follows:

The amount surrender charge assessed = $0 = maximum of $0 and {$1,500 (partial withdrawal amount) - $5,000 (free partial withdrawal amount available during the 1st Contract year)} * 8% (applicable surrender charge percentage).

The GLWB value after the 1st partial withdrawal = $48,500.  The calculations are as follows:

•         GLWB value at time of the 1st partial withdrawal = $50,000 (see above for details)

•         The lifetime payment amount available equals $1,500 (see calculations above)

•         The first partial withdrawal amount is $1,500 (see above for details)

•         The partial withdrawal is less than or equal to the lifetime payment amount available, so the GLWB value after the partial withdrawal = $48,500 = $50,000 (GLWB value prior to the partial withdrawal) - $1,500 (partial withdrawal amount).

After the 1st partial withdrawal of $1,500 (less than the free withdrawal amount available), the free withdrawal amount available is $3,500 until the next Contract year = $5,000 (free withdrawal amount available prior to the partial withdrawal) - $1,500 (partial withdrawal amount).  The $10,000 additional premium contribution that occurs 3 months after the Contract issue date does not count towards the free withdrawal amount until the next Contract year, i.e. the free withdrawal amount available during the 1st Contract year is not recalculated until Contract year end for the next Contract year.

Example 2:

Assume a Contract that made a single premium payment of $100,000 at Contract issue is in its 4th Contract year issued to a single owner issue age 50 (current age 54) has not yet taken a partial withdrawal and has the following values and transactions during the 4th Contract year:

Current accumulation value = $100,000

Current free withdrawal amount available = $10,000 = 10% * $100,000 (Remaining Premium at the beginning of the 4th Contract year)

Takes a partial withdrawal = $25,000 during the 4th Contract year (note; this is an excess partial withdrawal and will reduce the lifetime payment amount available after the excess partial withdrawal)

Current GLWB value = $150,000

Applicable Surrender Charge Percentage (4th Contract year or 3 full years since the single premium payment at Contract issue) = 6%

Due to the partial withdrawal, the lifetime payment amount is set upon the 1st partial withdrawal and the GLWB roll-up period has ended.  The lifetime payment amount available after the excess partial withdrawal = $3,428.01.  The calculations are as follows:

The GLWB value after the excess partial withdrawal is $114,267.02.  The calculations are as follows:

The partial withdrawal is greater than the lifetime payment amount available.  The GLWB value is reduced dollar for dollar up to the lifetime payment amount and is reduced pro-rata for the portion of the partial withdrawal in excess of the lifetime payment amount available.

•         Lifetime payment amount available $4,500 = $150,000 (GLWB value at time of 1st partial withdrawal) * 3% (applicable lifetime payment percentage at the time of the 1st withdrawal. single life attained age 54)

•         The accumulation value after reduction for the lifetime payment amount = $95,500 = $100,000 (accumulation value) - $4,500 (lifetime payment amount available prior to the excess withdrawal)

•         Excess partial withdrawal = $20,500 = $25,000 (partial withdrawal) - $4,500 (lifetime payment amount available prior to excess partial withdrawal)

•         The accumulation value after the excess partial withdrawal is $75,000 = $95,500 (accumulation value after withdrawal for the lifetime payment amount) - $20,500 (partial withdrawal amount in excess of the lifetime payment amount)

•         The excess partial withdrawal reduced the accumulation value (after the reduction for the lifetime payment amount available before the excess partial withdrawal) by 21.4659686% = $20,500 (excess partial withdrawal) / $95,500 (accumulation value after reduction for the lifetime payment amount), so the GLWB value (after reduction for the lifetime payment amount) will further be reduced by an additional 21.4659686% for the excess partial withdrawal.

•         The GLWB value (after reduction for lifetime payment amount available) = $145,500 = $150,000 (GLWB value prior to partial withdrawal) - $4,500 (lifetime payment amount available)

•         The GLWB value after the excess partial withdrawal equals $114,267.02 = $145,500 (GLWB value after withdrawal of lifetime payment amount available) * {1 – 21.4659686% (additional reduction for excess partial withdrawal)}

Lifetime payment amount after the excess partial withdrawal = $3,428.01.  The calculations are as follows:

Lifetime payment amount available after the excess partial withdrawal is the lesser of 1) and 2);

1)      Lifetime payment amount prior to the excess partial withdrawal = $4,500

2)      the greater of a. and b.;

a.       $2,250 = 3% (lifetime payment percentage) * $75,000 (accumulation value after the excess partial withdrawal)

b.       $3,428.01 = 3% (lifetime payment percentage) * $114,267.02 (GLWB value after the excess partial withdrawal)

The above calculation of the lifetime payment amount after the excess partial withdrawal = $3,428.01 = lesser of $4,500 [1) above] and the greater of $2,250 [2) a. above] and $3,428.01 [2) b. above].

The amount of surrender charge assessed upon the $25,000 withdrawal = $900.  The calculations are as follows:

The amount of surrender charge percentage assessed = $900 = {$25,000 (partial withdrawal amount) - $10,000 (free withdrawal amount available)} * 6% (applicable surrender charge percentage).

After the partial withdrawal, the free withdrawal amount available for the remainder of the Contract year is $0, because the $25,000 partial withdrawal amount exceeded the $10,000 free withdrawal amount available.  No additional free withdrawal amount will be available until the next Contract year when it is recalculated at Contract year end for the next Contract year.

Example 3:

Assume a tax qualified Contract is issued to a single owner issue age 75 has been in force for 10 years and has the following values and transactions:

Current GLWB value = $20,000

Current accumulation value = $25,000

Lifetime payment percentage of 5% was set upon first partial withdrawal during 2nd Contract year

Lifetime payment amount available = $2,500

Current IRS RMD amount = $3,000 is taken during the current Contract year

The GLWB permits the contract holder to take each contract year the greater of the lifetime payment amount and RMD without the partial withdrawal being considered an excess partial withdrawal.  So, the GLWB value after the RMD partial withdrawal = $17,000 = $20,000 (GLWB value at time of the partial withdrawal) - $3,000 (RMD partial withdrawal amount) and the lifetime payment amount going forward will continue to be $2,500.  The accumulation value after the RMD partial withdrawal is $22,000 = $25,000 (accumulation value prior to the RMD partial withdrawal) - $3,000 (RMD partial withdrawal amount).

Example 4:

Assume a Contract is issued to a single owner issue age 75 has been in force for 10 years and has the following values and transactions:

Current GLWB value = $20,000

Current accumulation value = $500

Lifetime payment percentage of 5% was set upon first partial withdrawal during 2nd Contract year

Lifetime payment amount available = $2,500 and is taken during the current Contract year

The GLWB permits the contract holder to take each Contract year the lifetime payment amount regardless of the amount of the accumulation value. So, the contract holder will receive the $2,500 withdrawal amount = $500 from his/her accumulation value and $2,000 paid by the Company and lifetime payment amount going forward will continue to be $2,500 per Contract year as long as the covered person lives.  The accumulation value after the partial withdrawal is $0 = $500 (accumulation value prior to the partial withdrawal) - $500 (partial withdrawal amount taken out of the accumulation value).

Surrendering Your Contract Examples:

Example 1:

Assume a Contract that made one premium payment has a current accumulation value of $450,000 surrenders and has remaining premium in the Contract of $350,000. The free withdrawal amount available at the time of the Contract surrender is $35,000. The Contract is in its 3rd Contract year, so the applicable surrender charge percentage is 7% (2 full years since the premium payment).

Assuming no premium tax or tax withholding, the surrender value = $427,950.  The calculations are as follows:

The surrender value = accumulation value – surrender charge – premium tax – tax withholding:

The amount of the surrender charge assessed = $22,050 = {$350,000 (remaining premium at time of surrender) - $35,000 (free withdrawal amount available at time of surrender)} * 7% (applicable surrender charge percentage at time of surrender)

The surrender value = $427,950= $450,000 (accumulation value at the time of the surrender) - $22,050 (amount of surrender charge assessed) - $0 (premium tax withheld) - $0 (amount of tax withholding).

After the Contract surrender, the accumulation value, GLWB value and the lifetime payment amount all equal $0

Example 2:

Assume a Contract that made one premium payment has a current accumulation value of $450,000 and with remaining premium in the Contract of $350,000 surrenders the Contract.  The free withdrawal amount available at the time of the Contract surrender is $35,000. The Contract is in its 3rd Contract year, so the applicable surrender charge percentage is 7% (2 full years since premium payment).

Assuming premium tax of $9,000 and tax withholding of $14,500, the surrender value = $404, 450.  The calculations are as follows:

The surrender value = accumulation value – surrender charge – premium tax – tax withholding:

The amount of the surrender charge assessed = $22,050 = {$350,000 (remaining premium at time of surrender) - $35,000 (free withdrawal amount available at time of surrender)} * 7% (applicable surrender charge percentage at time of surrender)

The surrender value = $404,450 = $450,000 (accumulation value at the time of the surrender) - $22,050 (amount of surrender charge assessed) - $9,000 (premium tax withheld) - $14,500 (amount of tax withholding).

After the Contract surrender, the accumulation value, GLWB value and the lifetime payment amount all equal $0

APPENDIX D – CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each investment option for the period since the investment option started operation.  An accumulation unit value is the unit we use to calculate the value of your interest in an investment option.

Contract – 1.25% Annual Asset Charge
Investment Option	Accumulation Unit Value at Beginning of Period (5/1/2017)	Accumulation Unit Value at End of Period (12/31/2017)	Number of Accumulation Units at End of Period
2017
American Funds IS Blue Chip Income and Growth Fund Class 4	$10.00	$11.13	49,241.54
BlackRock Large Cap Focus Growth V.I. Fund Class III	$10.00	$11.39	9,486.95
BlackRock S&P 500 V.I. Fund[1] Class III	$0.00	$0.00	0.00
BlackRock Total Return V.I. Fund[1] Class III	$0.00	$0.00	0.00
Deutsche Equity 500 Index VIP-B	$10.00	$11.21	12,679.63
Janus Henderson Flexible Bond Portfolio Service Shares	$10.00	$10.09	1,488.02
MFS VIT II Corporate Bond Portfolio Service Class	$10.00	$10.29	15,238.21
Oppenheimer Main Street Fund/VA Service Class	$10.00	$10.62	779.65
PIMCO VIT Total Return Portfolio Advisor Class	$10.00	$10.19	6,780.58
Western Asset Variable Core Bond Plus Portfolio Class II	$10.00	$10.27	60,689.51

1Investment Option offered as of May 1, 2018.

The Statement of Additional Information (SAI) can provide you with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account C including more information about commissions and distribution expenses.  A free copy of the SAI can be obtained by contacting your registered representative or by contacting our Customer Service Center at:

P.O. Box 758547

Topeka, Kansas 66675-8547

Phone: (866) 747-3421

Facsimile: (866) 511-7038

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about Midland National Life Insurance Company are also available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549-0102.

SEC File No. 811-07772